                                                                    EXHIBIT 10.4


================================================================================





                      DEBTOR IN POSSESSION CREDIT AGREEMENT


                                   dated as of

                               September 24, 2002

                                  by and among

                            PEREGRINE SYSTEMS, INC.,
                           a Delaware corporation and
                     a Chapter 11 Debtor-in-Possession, and
               PEREGRINE REMEDY, INC., a Delaware corporation and
          a Chapter 11 Debtor-in-Possession (collectively, "BORROWERS")
                                                            ---------

                                       and

            the Subsidiaries of Borrowers named herein ("GUARANTORS")
                                                         ----------

                                       and

                               BMC SOFTWARE, INC.,
                        a Delaware corporation ("LENDER")
                                                 ------





================================================================================

                                TABLE OF CONTENTS

                                                                                                               Page
                                                     ARTICLE 1
                                                    DIP FACILITY

Section 1.1       Post-Petition Loans.............................................................................1

                                                     ARTICLE 2
                                             INTEREST, FEES AND CHARGES

Section 2.1       Interest........................................................................................3
Section 2.2       Fees............................................................................................3
Section 2.3       Computation of Interest and Fees................................................................4
Section 2.4       Reimbursement Obligations.......................................................................4
Section 2.5       Bank Charges....................................................................................5
Section 2.6       Funding Losses..................................................................................5
Section 2.7       Maximum Interest................................................................................5

                                                     ARTICLE 3
                                                LOAN ADMINISTRATION

Section 3.1       Manner of Borrowing and Funding Post-Petition Loans.............................................6

                                                     ARTICLE 4
                                                      PAYMENTS

Section 4.1       General Payment Provisions......................................................................7
Section 4.2       Repayment of Post-Petition Loans................................................................7
Section 4.3       Payment of Other Obligations....................................................................7
Section 4.4       Marshalling; Payments Set Aside.................................................................7
Section 4.5       Application of Payments and Collections.........................................................7
Section 4.6       Receipt of Payments and Collections.............................................................8
Section 4.7       Prepayments.....................................................................................8

                                                     ARTICLE 5
                                       DIP TERM AND TERMINATION OF COMMITMENT

Section 5.1       Term of Commitment..............................................................................8
Section 5.2       Termination.....................................................................................8

                                                     ARTICLE 6
                                         COLLATERAL SECURITY AND GUARANTEE

Section 6.1       Grant of Security Interest in Collateral........................................................9
Section 6.2       Other Collateral...............................................................................10
Section 6.3       Lien on Deposit Accounts.......................................................................10
Section 6.4       Lien Perfection; Further Assurances............................................................10
Section 6.5       Lien Priority..................................................................................11
Section 6.6       Guarantee......................................................................................11
Section 6.7       No Impairment of Guarantee.....................................................................12
Section 6.8       Subrogation....................................................................................12

                                                     ARTICLE 7
                                             COLLATERAL ADMINISTRATION

Section 7.1       General Provisions.............................................................................12
Section 7.2       Administration of Accounts.....................................................................13
Section 7.3       Administration of Inventory....................................................................14

Section 7.4       Administration of Equipment....................................................................14
Section 7.5       Pledged Securities.............................................................................15

                                                     ARTICLE 8
                                           REPRESENTATIONS AND WARRANTIES

Section 8.1       General Representations and Warranties.........................................................16
Section 8.2       Reaffirmation of Representations and Warranties................................................18

                                                     ARTICLE 9
                                        COVENANTS AND CONTINUING AGREEMENTS

Section 9.1       Affirmative Covenants..........................................................................18
Section 9.2       Negative Covenants.............................................................................21

                                                     ARTICLE 10
                                                CONDITIONS PRECEDENT

Section 10.1      Conditions Precedent to Initial Credit Extensions..............................................23
Section 10.2      Conditions Precedent to All Credit Extensions..................................................24
Section 10.3      Limited Waiver of Conditions Precedent.........................................................24

                                                     ARTICLE 11
                                                 EVENTS OF DEFAULT;
                                           RIGHTS AND REMEDIES ON DEFAULT

Section 11.1      Events of Default..............................................................................25
Section 11.2      Acceleration of the Obligations................................................................27
Section 11.3      Remedies.......................................................................................27
Section 11.4      Licenses and Sale of Collateral................................................................28
Section 11.5      Setoff.........................................................................................28
Section 11.6      Pledged Securities.............................................................................29
Section 11.7      Remedies Cumulative; No Waiver.................................................................30

                                                     ARTICLE 12
                                BENEFIT OF AGREEMENT; ASSIGNMENTS AND PARTICIPATIONS

Section 12.1      Successors and Assigns.........................................................................30
Section 12.2      Participations.................................................................................31
Section 12.3      Assignments....................................................................................31

                                                     ARTICLE 13
                                                   MISCELLANEOUS

Section 13.1      Power of Attorney..............................................................................32
Section 13.2      General Indemnity..............................................................................33
Section 13.3      Survival of All Indemnities....................................................................33
Section 13.4      Indulgences Not Waivers........................................................................33
Section 13.5      Modification of Agreement......................................................................34
Section 13.6      Severability...................................................................................34
Section 13.7      Cumulative Effect; Conflict of Terms...........................................................34
Section 13.8      Execution in Counterparts......................................................................34
Section 13.9      Lender's Consent...............................................................................34
Section 13.10     Notices........................................................................................34
Section 13.11     Performance of Borrowers' Obligations..........................................................34
Section 13.12     Time of Essence................................................................................35
Section 13.13     Entire Agreement; Appendix A, Exhibits and Schedules...........................................35
Section 13.14     Interpretation.................................................................................35

Section 13.15   Governing Law...................................................................................35
Section 13.16   Waivers by Obligors.............................................................................35
Section 13.17   Release.........................................................................................36

                                   APPENDIX A
                               GENERAL DEFINITIONS

                             SCHEDULES AND EXHIBITS

Exhibit A  -          Form of DIP Note
Exhibit B  -          Form of Notice of Borrowing

Schedule 7.1          Location of Collateral
Schedule 8.1(o)       Pledged Securities
Schedule 8.1(q)       Subsidiaries of Borrowers
Schedule 9.2(b)       Liens

                                  DEFINED TERMS

                                                                                                               Page
Acceptable Plan.................................................................................................A-1
Account.........................................................................................................A-1
Account Debtor..................................................................................................A-1
Acquisition Agreement...........................................................................................A-1
Affiliate.......................................................................................................A-1
Agreement.......................................................................................................A-1
Applicable Law..................................................................................................A-1
Asset Disposition...............................................................................................A-1
Average Loan Balance............................................................................................A-2
Avoidance Claim.................................................................................................A-2
Base Rate.......................................................................................................A-2
Base Rate Loan..................................................................................................A-2
Bid Procedures Order............................................................................................A-2
Borrower..........................................................................................................1
Borrowers.........................................................................................................1
Borrowing.......................................................................................................A-2
Break-Up Fee....................................................................................................A-2
Budget..........................................................................................................A-2
Budgeted Expenses...............................................................................................A-2
Business Day....................................................................................................A-2
Capital Expenditures............................................................................................A-2
Capitalized Lease Obligation....................................................................................A-3
Carve Out.......................................................................................................A-3
Cash Equivalents................................................................................................A-3
CERCLA..........................................................................................................A-3
Chapter 11 Case.................................................................................................A-3
Chapter 11 Cases..................................................................................................1
Chattel Paper...................................................................................................A-3
Claims..........................................................................................................A-3
Closing Date....................................................................................................A-3
Collateral......................................................................................................A-3
Commitment......................................................................................................A-4
Commitment Termination Date.....................................................................................A-4
Committee.......................................................................................................A-4
Company.........................................................................................................A-4
Compliance Certificate..........................................................................................A-4
Confirmation Order..............................................................................................A-4
Contingent Obligation......................................................................................A-4, A-5
Court........................................................................................................1, A-5
Critical Vendor.................................................................................................A-5
Debt............................................................................................................A-5
Default.........................................................................................................A-5
Default Rate....................................................................................................A-5

Deposit Account.................................................................................................A-5
DIP Facility....................................................................................................A-5
DIP Financing Documents.........................................................................................A-5
DIP Motion......................................................................................................A-5
DIP Note........................................................................................................A-5
DIP Term........................................................................................................A-6
Distribution....................................................................................................A-6
Document........................................................................................................A-6
Dollars and the sign $..........................................................................................A-6
Eligible Assignee...............................................................................................A-6
Environmental Laws..............................................................................................A-6
Environmental Release...........................................................................................A-6
Equipment.......................................................................................................A-6
Equity Interest.................................................................................................A-6
ERISA...........................................................................................................A-6
Estate..........................................................................................................A-6
Event of Default............................................................................................25, A-6
Extraordinary Expenses..........................................................................................A-7
Final Financing Order...........................................................................................A-7
Financing Orders................................................................................................A-7
Fiscal Year.....................................................................................................A-7
FLSA............................................................................................................A-7
Foreign Subsidiary..............................................................................................A-7
Full Payment....................................................................................................A-7
GAAP............................................................................................................A-8
General Intangible..............................................................................................A-8
Governmental Approvals..........................................................................................A-8
Governmental Authority..........................................................................................A-8
Guarantors...................................................................................................1, A-8
Hazardous Materials.............................................................................................A-8
Indemnified Amount..............................................................................................A-8
Indemnitee......................................................................................................A-8
Insolvency Proceeding...........................................................................................A-8
Instrument......................................................................................................A-9
Intellectual Property...........................................................................................A-9
Interim Financing Order.........................................................................................A-9
Interim Period..................................................................................................A-9
Inventory.......................................................................................................A-9
Investment Property.............................................................................................A-9
Lender..................................................................................................1, A-1, A-9
Lender Professionals............................................................................................A-9
LIBOR Loan.....................................................................................................A-10
LIBOR Rate.....................................................................................................A-10
Lien...........................................................................................................A-10
Material Adverse Effect........................................................................................A-10
Material Contract..............................................................................................A-11

Maximum Rate...................................................................................................A-11
Money Borrowed.................................................................................................A-11
Moody's........................................................................................................A-11
Multiemployer Plan.............................................................................................A-11
Net Proceeds...................................................................................................A-11
Notes..........................................................................................................A-11
Notice of Borrowing.........................................................................................6, A-11
Obligations....................................................................................................A-11
Obligor........................................................................................................A-12
Ordinary Course of Business....................................................................................A-12
Organization Documents.........................................................................................A-12
OSHA...........................................................................................................A-12
Parent.........................................................................................................A-12
Participant................................................................................................31, A-12
Payment Items..................................................................................................A-12
Permitted Contingent Obligations...............................................................................A-12
Permitted Liens................................................................................................A-12
Permitted Purchase Money Debt..................................................................................A-12
Person.........................................................................................................A-13
Petition Date..................................................................................................A-13
Plan...........................................................................................................A-13
Pledged Securities.............................................................................................A-13
Post-Petition Loan.............................................................................................A-13
Pre-Petition Emergency Loan....................................................................................A-13
Pre-Petition Term Loan.........................................................................................A-13
primary obligations.............................................................................................A-4
primary obligor.................................................................................................A-4
Professional Expenses..........................................................................................A-13
Professional Person............................................................................................A-13
Properly Contested.............................................................................................A-13
Property.......................................................................................................A-14
Purchase Money Debt............................................................................................A-14
Purchase Money Lien............................................................................................A-14
Real Property..................................................................................................A-14
RELEASED CLAIMS..................................................................................................37
RELEASED PARTIES.................................................................................................37
RELEASING PARTIES................................................................................................37
Reorganization Plan............................................................................................A-14
Reportable Event...............................................................................................A-14
Restricted Investment..........................................................................................A-14
S&P............................................................................................................A-14
SEC............................................................................................................A-14
Security.......................................................................................................A-14
Security Documents.............................................................................................A-14
Senior Officer.................................................................................................A-14
Subsidiary.....................................................................................................A-15

Tax Refund.....................................................................................................A-15
Taxes..........................................................................................................A-15
Transferee.................................................................................................32, A-15
UCC............................................................................................................A-15

                      DEBTOR IN POSSESSION CREDIT AGREEMENT

         THIS DEBTOR IN POSSESSION CREDIT AGREEMENT dated as of September 24, 2002, by and among PEREGRINE SYSTEMS, INC., a Delaware corporation and a Chapter 11 debtor-in-possession and PEREGRINE REMEDY, INC., a Delaware corporation and a Chapter 11 debtor-in-possession (each individually a "BORROWER", and collectively, "BORROWERS"); each of the Subsidiaries of Borrowers listed on the signature pages hereof (collectively, "GUARANTORS") and BMC SOFTWARE, INC., a Delaware corporation ("LENDER"). Capitalized terms used in this Agreement have the meanings assigned to them in Appendix A, General Definitions.

                                    RECITALS:

         A. Borrowers are debtors-in-possession under Chapter 11 of the Bankruptcy Code in cases (the "CHAPTER 11 CASES") pending in the United States Bankruptcy Court for the District of Delaware (the "COURT"). Borrowers have requested that Lender extend financing on a secured basis to Borrowers in connection with the Chapter 11 Cases in accordance with the provisions of this Agreement.

         B. Lender is willing to make loans and other extensions of credit to Borrowers, subject to the terms and conditions of this Agreement and subject to the terms and conditions set forth in the Financing Orders.

         C. Each of the Guarantors has agreed to guaranty the obligations of Borrowers hereunder, and each of Borrowers and Guarantors has agreed to secure its obligations to Lender hereunder with Liens on all of its Property, whether real, personal or mixed, tangible or intangible, now existing or hereafter acquired or arising, all as more fully provided herein.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereto hereby agree as follows:

                                    ARTICLE 1
                                  DIP FACILITY

         Subject to the terms and conditions of, and in reliance upon the representations and warranties made in, this Agreement and the other DIP Financing Documents, Lender agrees to make the DIP Facility available to Borrowers, in an aggregate amount up to the Commitment, as follows:

         Section 1.1 Post-Petition Loans.

                  (a) General. Subject to the terms and conditions of this Agreement, Lender agrees to make Post-Petition Loans to Borrowers, on any Business Day during the period from the date hereof through the day before the last day of the DIP Term, in an aggregate principal amount outstanding at any time which does not exceed the Commitment at such time; provided, however, that Lender shall have no obligation whatsoever to make any Post-Petition Loan if, at the time of the proposed funding thereof, the aggregate principal amount of all the Post-Petition

Loans then outstanding would exceed the Commitment after the funding of such Post-Petition Loan. The Post-Petition Loans shall bear interest as set forth in
Section 2.1 hereof, shall be guaranteed by the Guarantors and secured by all of the Collateral and shall be evidenced by the DIP Note. Each Post-Petition Loan shall, at the option of Borrowers unless otherwise specified herein, be made as and consist entirely of either a Base Rate Loan or LIBOR Loan. Amounts borrowed under the DIP Facility and repaid or prepaid may not be reborrowed.

                  (b) Use of Proceeds. The proceeds of the Post-Petition Loans shall be used by Borrowers during the pendency of their Chapter 11 Cases exclusively for one or more of the following purposes: (i) to pay in full the Pre-Petition Term Loan and the Pre-Petition Emergency Loan from the proceeds of the initial Post-Petition Loan, to the extent authorized by the Court; (ii) to pay expenditures described in the Budget or, with Lender's consent after the occurrence of an Event of Default, to fund the cost of an orderly liquidation of the Collateral to the extent approved by Lender; (iii) to pay fees required to be paid to the office of the United States Trustee; (iv) to pay any of the Obligations; (v) to pay the Claims of Critical Vendors, to the extent authorized by order of the Court; (vi) to pay the Break-Up Fee and for this purpose $10,000,000 will be reserved from the Commitment; and (vii) to pay other expenses authorized by order of the Court; provided that in no event shall the outstanding Post-Petition Loans exceed $60,000,000 until the Bid Procedures Order is entered. Notwithstanding anything to the contrary contained herein, in no event shall proceeds of Post-Petition Loans be used to pay any Professional Expenses incurred in connection with the assertion of or joinder in any claim, counterclaim, action, contested matter, objection, defense or other proceeding, the purpose of which is to seek or the result of which would be to obtain any order, judgment, declaration, or similar relief (i) invalidating, setting aside, avoiding or subordinating, in whole or in part, any of the Obligations or Liens and security interests in any of the Collateral granted to Lender under this Agreement or the Financing Orders; (ii) declaring any of the DIP Financing Documents to be invalid, not binding or unenforceable in any respect, (iii) preventing, enjoining, hindering or otherwise delaying Lender's enforcement of any of the DIP Financing Documents or any realization upon any Collateral (unless such enforcement or realization is in direct violation of an explicit provision in any of the Financing Orders); (iv) declaring any Liens granted or purported to be granted under any of the DIP Financing Documents to have a priority other than the priority set forth therein; or (v) objecting to the amount or method of calculation by Lender of any of the Obligations. Nothing in this Section 1.1(b) shall be construed to waive Lender's right to object to any requests, motions or applications made in or filed with the Court, including any applications for interim or final allowances of Professional Expenses.

                  (c) DIP Note. The Post-Petition Loans made by Lender and interest accruing thereon shall be evidenced by the records of Lender and by the DIP Note payable to Lender (or the assignee of Lender), which shall be executed by Borrowers, completed in conformity with this Agreement and delivered to Lender on the Closing Date. All outstanding principal amounts and accrued interest under the DIP Note shall be due and payable as set forth in Section 4.2 hereof.

                                    ARTICLE 2
                           INTEREST, FEES AND CHARGES

         Section 2.1 Interest.

                  (a) Rates of Interest. Borrowers agree to pay interest in respect of all unpaid principal amounts of the Post-Petition Loans from the respective dates such principal amounts are advanced until paid (whether at stated maturity, on acceleration or otherwise) at a rate per annum equal to the applicable rate indicated below:

                           (i) for Post-Petition Loans made or outstanding as
Base Rate Loans, 2% plus the Base Rate in effect from time to time; or

                           (ii) for Post-Petition Loans made or outstanding as
LIBOR Loans, 3.50% plus the LIBOR Rate for the applicable Post-Petition Loan as determined by Lender in conformity with this Agreement.

         Upon determining the LIBOR Rate for any LIBOR Loan requested by Borrowers, Lender shall promptly notify Borrowers thereof by telephone and, if so requested by Borrowers, confirmed in writing (including, by way of electronic transmission). Such determination made in good faith shall, absent manifest error, be final, conclusive and binding on all parties and for all purposes. The applicable rate of interest for all Post-Petition Loans bearing interest based upon the Base Rate shall be increased or decreased, as the case may be, by an amount equal to any increase or decrease in the Base Rate, with such adjustments to be effective as of the opening of business on the day that any such change in the Base Rate becomes effective.

                  (b) Interest Rate Not Ascertainable. If Lender shall determine in good faith (which determination shall, absent manifest error, be final, conclusive and binding upon all parties) that on any date for determining the LIBOR Rate for any Post-Petition Loan, by reason of any changes arising after the date of this Agreement affecting the London interbank market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of LIBOR Rate, then, and in any such event, Lender shall forthwith give notice (by telephone confirmed in writing) to Borrowers of such determination. Until Lender notifies Borrowers that the circumstances giving rise to the suspension described herein no longer exist, the obligation of Lender to make LIBOR Loans shall be suspended, and any subsequent Post-Petition Loan shall bear interest as a Base Rate Loan.

                  (c) Default Rate of Interest. From and after the occurrence of any Event of Default, but only so long as such Event of Default is continuing, the principal amount of the Obligations (and, to the extent permitted by Applicable Law, all past due interest) shall bear interest at the Default Rate.

         Section 2.2 Fees.

                  (a) Facility Fee. Borrowers shall pay to Lender a facility fee of .35% of the Commitment, which shall be fully earned and non-refundable and shall be paid concurrently with the funding of the initial Post-Petition Loan hereunder.

                  (b) Commitment Fee. Borrowers shall pay to Lender a commitment fee equal to 0.75% per annum of the amount by which the Average Loan Balance for any month (or portion thereof that the Commitment is in effect) is less than $110,000,000, such fee to be paid on the first Business Day of the following month; but if the Commitment is terminated on a day other than the first day of a month, then any such fee payable for the month in which termination shall occur shall be paid on the effective date of such termination.

                  (c) General Provisions. All fees shall be fully earned by Lender pursuant to the foregoing provisions of this Agreement on the due date thereof and, except as otherwise set forth herein or required by Applicable Law, shall not be subject to rebate, refund or proration. All fees provided for in this Section 2.2 are and shall be deemed to be compensation for services and are not, and shall not be deemed to be, interest or any other charge for the use, forbearance or detention of money.

         Section 2.3 Computation of Interest and Fees. Interest shall be calculated on a daily basis, commencing on the date of funding of the initial Post-Petition Loan, and shall be payable monthly, in arrears, on the first Business Day of each month. All interest, fees and other charges provided for in this Agreement shall be calculated daily and shall be computed on the actual number of days elapsed over a year of 360 days.

         Section 2.4 Reimbursement Obligations. Borrowers shall reimburse Lender for all reasonable legal, accounting, appraisal and other fees and expenses incurred by Lender in connection with (i) the negotiation and preparation of any of the DIP Financing Documents, any amendment or modification to any of the DIP Financing Documents, any waiver of any Default or Event of Default thereunder, or any restructuring or forbearance with respect thereto; (ii) the administration of the DIP Financing Documents and the transactions contemplated thereby; (iii) any action taken to perfect or maintain the perfection or priority of any of Lender's Liens with respect to any of the Collateral; (iv) any inspection of or audits conducted with respect to any Obligor's books and records or any of the Collateral; (v) any effort to verify, protect, preserve, or restore any of the Collateral or to collect, sell, liquidate or otherwise dispose of or realize upon any of the Collateral; (vi) any litigation, contest, dispute, suit, proceeding or action (whether instituted by or against Lender, any Obligor or any other Person) in any way arising out of or relating to any of the Collateral (or the validity, perfection or priority of any of Lender's Liens thereon), any of the DIP Financing Documents or the validity, allowance or amount of any of the Obligations; (vii) the protection or enforcement of any rights or remedies of Lender in any Insolvency Proceeding; and (viii) any other action taken by Lender to enforce any of the rights or remedies of Lender against any Obligor or any Account Debtors to enforce collection of any of the Obligations or payments with respect to any of the Collateral. All amounts chargeable to Borrowers under this Section 2.4 shall constitute Obligations that are secured by all of the Collateral and shall be payable to Lender on demand. Borrowers shall also reimburse Lender for reasonable expenses incurred by Lender in its administration of any of the Collateral to the extent and in the manner provided in Article 7 hereof or in any of the other DIP Financing Documents. The foregoing shall be in addition to, and shall not be construed to limit, any other provision of any of the DIP Financing Documents regarding the reimbursement by Borrowers of costs, expenses or liabilities suffered or incurred by Lender.

         Section 2.5 Bank Charges. Borrowers shall pay to Lender, on demand, any and all fees, costs or expenses which Lender pays to a bank or other similar institution arising out of or in connection with (a) the forwarding to Borrowers or any other Person on behalf of Borrowers by Lender of proceeds of Post-Petition Loans made by Lender to Borrowers pursuant to this Agreement and
(b) the depositing for collection by Lender of any Payment Item received or delivered to Lender on account of the Obligations. Borrowers acknowledge and agree that Lender may charge such costs, fees and expenses to Borrowers based upon Lender's good faith estimate of such costs, fees and expenses as they are incurred by Lender.

         Section 2.6 Funding Losses. Borrowers shall compensate Lender, upon Lender's written consent (which request shall set forth the basis for requesting such amounts and which request shall, absent manifest error, be final, conclusive and binding upon Borrowers), for all losses, expenses and liabilities (including any interest paid by Lender to lenders of funds borrowed by Lender to make or carry its LIBOR Loan to the extent not recovered by Lender in connection with the re-employment of such funds), which Lender may sustain: (a) if for any reason (other than a default by Lender) a Borrowing of any LIBOR Loan does not occur on the date specified therefor in a Notice of Borrowing (whether or not withdrawn), (b) if any repayment of any LIBOR Loan occurs on a date prior to the Commitment Termination Date, or (c) if, for any reason, Borrowers default in their obligation to repay any LIBOR Loan when required by the terms of this Agreement.

         Section 2.7 Maximum Interest. In no event whatsoever shall the aggregate of all amounts deemed interest hereunder or under the Notes and charged or collected pursuant to the terms of this Agreement or pursuant to the Notes exceed the Maximum Rate, nor shall any provisions hereof be construed as a contract to pay for the use, forbearance or detention of money with interest at a rate or in an amount in excess of the Maximum Rate. If any provisions of this Agreement or the Notes contravene any Applicable Law, such provisions shall be deemed amended to conform to such Applicable Law. Notwithstanding anything to the contrary contained herein, no provision of this Agreement or the Notes shall require the payment or permit the collection of interest in excess of the Maximum Rate. If any excess of interest in such respect is herein provided for, or shall be adjudicated to be so provided, in this Agreement, the Notes or otherwise in connection with this loan transaction, the provisions of this paragraph shall govern and prevail, and neither Borrowers nor the sureties, guarantors, successors or assigns of Borrowers shall be obligated to pay the excess amount of such interest, or any other excess sum paid for the use, forbearance or detention of sums loaned pursuant hereto. If for any reason interest in excess of the Maximum Rate shall be deemed charged, required or permitted by any court of competent jurisdiction, any such excess shall be applied as a payment and reduction of the principal of indebtedness evidenced by this Agreement and the Notes; and, if the principal amount hereof has been paid in full, any remaining excess shall forthwith be paid to Borrowers. In determining whether or not the interest paid or payable exceeds the Maximum Rate, Borrowers and Lender shall, to the extent permitted by Applicable Law, (a) characterize any non-principal payment as an expense, fee, or premium rather than as interest, (b) exclude voluntary prepayments and the effects thereof, and
(c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the entire contemplated term of the indebtedness evidenced by this Agreement and the Notes so that the interest for the entire term does not exceed the Maximum Rate.

                                    ARTICLE 3
                               LOAN ADMINISTRATION

         Section 3.1 Manner of Borrowing and Funding Post-Petition Loans. Borrowings under the Commitment established pursuant to Article 1 hereof shall be made and funded as follows:

                  (a) Notice of Borrowing.

                           (i) Whenever Borrowers desire to make a Borrowing
under this Agreement, Borrowers shall give Lender prior written notice of such Borrowing request (a "NOTICE OF BORROWING"), which shall be in the form of Exhibit B annexed hereto and signed by a Senior Officer. Except for the initial Notice of Borrowing, such Notice of Borrowing shall be given by Borrowers no later than 11:00 a.m., Houston, Texas time, at the office of Lender, as designated by Lender from time to time at least three (3) Business Days prior to the requested funding date of such Borrowing, but no more frequently than once per week. Notices received after 11:00 a.m. shall be deemed received on the next Business Day. Each Post-Petition Loan shall be in the minimum amount of $2,500,000 (unless deemed requested pursuant to Section 3.1(a)(ii) or otherwise agreed by Lender). Each Notice of Borrowing shall be irrevocable and shall specify (A) the principal amount of the Borrowing, (B) the date of Borrowing (which shall be a Business Day), (C) whether the Borrowing is to consist of a Base Rate Loan or LIBOR Loan, and (D) the proposed use of the proceeds thereof.

                           (ii) Unless payment is otherwise timely made by
Borrowers, the becoming due of the Break-Up Fee or of any amount required to be paid under this Agreement or any of the other DIP Financing Documents with respect to the Obligations (whether as principal, accrued interest, fees or other charges) shall be deemed irrevocably to be a request for a Post-Petition Loan on the due date of, and in an aggregate amount required to pay, such Break-Up Fee, principal, accrued interest, fees or other charges, and the proceeds of such Post-Petition Loan may be disbursed by way of direct payment of the Break-Up Fee or relevant Obligation.

                  (b) Fundings by Lender. Subject to its receipt of a Notice of Borrowing as provided in Section 3.1(a)(i), and in compliance with the terms and conditions hereof, Lender shall make the proceeds of the Post-Petition Loan available to Borrowers by disbursing such proceeds in accordance with Borrowers' disbursement instructions set forth in the applicable Notice of Borrowing.

                  (c) Disbursement Authorization. Borrowers hereby irrevocably authorize Lender to disburse the proceeds of each Post-Petition Loan requested by Borrowers, or deemed to be requested pursuant to Section 3.1(a), as follows:
(i) the proceeds of each Post-Petition Loan requested under Section 3.1(a)(i) shall be disbursed by Lender in accordance with the terms of the Notice of Borrowing; and (ii) the proceeds of each Post-Petition Loan requested or deemed requested under Section 3.1(a)(ii) shall be disbursed by Lender by way of direct payment of the relevant interest or other Obligation. Any proceeds disbursed in payment of any of the Obligations shall be deemed to have been received by Borrowers.

                                    ARTICLE 4
                                    PAYMENTS

         Section 4.1 General Payment Provisions. All payments (including all prepayments) of principal of and interest on the Post-Petition Loans and other Obligations that are payable to Lender shall be made to Lender in Dollars, without any offset or counterclaim and free and clear of (and without deduction for) any present or future Taxes, by wire transfer of immediately available funds not later than 12:00 noon, Houston, Texas time, on the due date.

         Section 4.2 Repayment of Post-Petition Loans.

                  (a) Payment of Principal. The outstanding principal amounts with respect to the Post-Petition Loans shall be due and payable on the Commitment Termination Date.

                  (b) Payment of Interest. Interest accrued on each Post-Petition Loan shall be due and payable on the first Business Day of each month (for the immediately preceding month), computed through the last calendar day of the preceding month. Accrued but unpaid interest shall also be paid by Borrowers on the Commitment Termination Date.

         Section 4.3 Payment of Other Obligations. The balance of the Obligations requiring the payment of money, including Extraordinary Expenses incurred by Lender, shall be repaid by Borrowers to Lender as and when provided in the DIP Financing Documents, or, if no date of payment is otherwise specified in the DIP Financing Documents, on demand.

         Section 4.4 Marshalling; Payments Set Aside. Lender shall not be under any obligation to marshall any assets in favor of any Obligor or against or in payment of any or all of the Obligations. To the extent that Borrowers make a payment or payments to Lender or Lender receives payment from the proceeds of any Collateral or exercises its right of setoff, and such payment or payments or the proceeds of Collateral or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party, then to the extent of such recovery, the Obligations or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor, shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred. The provisions of the immediately preceding sentence of this Section 4.4 shall survive any termination of the Commitment and Full Payment of the Obligations.

         Section 4.5 Application of Payments and Collections. All monies to be applied to the Obligations, whether such monies represent voluntary payments by one or more Obligors or are received pursuant to demand for payment or realized from any disposition of Collateral, shall be applied as follows: (i) first, to pay the amount of Extraordinary Expenses and amounts owing to Lender pursuant to
Section 13.11 hereof that have not been reimbursed to Lender by Borrowers, together with interest accrued thereon at the rate then applicable to Base Rate Loans; (ii) second, to pay any Indemnified Amount that has not been paid to Lender by Obligors, together with interest accrued thereon at the rate then applicable to Base Rate Loans; (iii) third, to pay any fees due and payable to Lender; (iv) fourth, in payment of accrued interest in respect of the

Post-Petition Loans; (v) fifth, in payment of the unpaid principal of the Post-Petition Loans; and (vi) sixth, in payment of any other Obligations then outstanding.

         Section 4.6 Receipt of Payments and Collections. All payments received by Lender by 12:00 noon, Houston, Texas time, on any Business Day shall be deemed received on that Business Day. All Payment Items received by Lender after 12:00 noon, Houston, Texas time, on any Business Day shall be deemed received on the next Business Day. Except to the extent that the manner of application to the Obligations of payments or proceeds of Collateral is expressly governed by other provisions of this Agreement, Borrowers irrevocably waive the right to direct the application of any and all payments and Collateral proceeds at any time or times received by Lender from or on behalf of Borrowers, and Borrowers do hereby irrevocably agree that Lender shall have the continuing exclusive right to apply and reapply any and all such payments and Collateral proceeds received at any time or times hereafter by Lender or its agent against the Obligations, in such manner as Lender may deem advisable, notwithstanding any entry by Lender upon any of its books and records.

         Section 4.7 Prepayments.

                  (a) Voluntary Prepayments. Borrowers may, upon at least three
(3) Business Days notice to Lender, prepay the Post-Petition Loans at any time without premium or penalty, but subject to any compensation payable pursuant to
Section 2.6 hereof.

                  (b) Mandatory Prepayments. A mandatory prepayment of the Post-Petition Loans shall be due on any date (i) Borrowers or any Guarantor shall receive Net Proceeds from any Asset Disposition in an amount equal to such Net Proceeds, and (ii) Borrowers or any of their Subsidiaries shall receive any Tax Refund in an amount equal to such Tax Refund.

                                    ARTICLE 5
                     DIP TERM AND TERMINATION OF COMMITMENT

         Section 5.1 Term of Commitment. Subject to Lender's right to cease making Post-Petition Loans to Borrowers when any Default exists and is continuing or upon the Commitment Termination Date, the Commitment shall be in effect for the DIP Term. The DIP Term may be extended by written agreement between Borrowers and Lender without further notice or hearing or order by the Court.

         Section 5.2 Termination.

                  (a) Termination by Lender. Lender may terminate the DIP Facility (and any Commitment thereunder) at any time, without notice to Borrowers, after the occurrence and during the continuance of an Event of Default.

                  (b) Termination by Borrowers. Borrowers may terminate the DIP Facility at any time upon 10 days prior written notice to Lender; provided, however, no such termination by Borrowers shall be effective until Full Payment of the Obligations. Any notice of termination given by Borrowers shall be irrevocable unless Lender otherwise agrees in writing. Borrowers may elect to terminate the DIP Facility in its entirety only.

                  (c) Effect of Termination. On the Commitment Termination Date, all of the Obligations shall be immediately due and payable, and Lender shall have no further obligation to make any Post-Petition Loans. All undertakings, agreements, covenants, warranties and representations of Borrowers contained in the DIP Financing Documents shall survive any such termination and Lender shall retain its Liens in the Collateral and all of its rights and remedies under the DIP Financing Documents notwithstanding such termination until Full Payment of the Obligations. The provisions of Section 2.4, Section 4.4, and this Section 5.2(c) and all obligations of Borrowers to indemnify Lender pursuant to this Agreement shall in all events survive any termination of the Commitment.

                                    ARTICLE 6
                        COLLATERAL SECURITY AND GUARANTEE

         Section 6.1 Grant of Security Interest in Collateral. To secure the prompt and Full Payment and performance of all of the Obligations, each Borrower hereby grants to Lender, a continuing security interest in and Lien upon all of the following Property and interests in Property of such Borrower, whether now owned or existing or hereafter created, acquired or arising (irrespective of whether the same existed on or was created or acquired after the Petition Date):

                  (a) all Accounts;

                  (b) all Inventory;

                  (c) all Equipment;

                  (d) all General Intangibles (including all Intellectual Property);

                  (e) all Instruments;

                  (f) all Chattel Paper;

                  (g) all Documents;

                  (h) all Investment Property (including all Pledged
Securities);

                  (i) all other goods and personal property, whether tangible or intangible, wherever located, including money, letters of credit and all rights of payment or performance under letters of credit;

                  (j) all Real Property;

                  (k) all Avoidance Claims;

                  (l) all money and other Property of any kind, whether or not in the possession or under the control of Lender or a bailee of Lender;

                  (m) all cash and non-cash proceeds of (a) through (l) above, including proceeds of and unearned premiums with respect to insurance policies insuring any of the Collateral; and

                  (n) all books and records (including customer lists, files, correspondence, tapes, computer programs, print-outs, and other computer materials and records) of Borrower pertaining to any of (a) through (m) above.

In no event shall (i) the Lien granted above in all Avoidance Claims be enforceable unless and until the Final Financing Order is entered nor (ii) the Liens described herein extend to the Carve-Out. Lender agrees that so long as no Default or Event of Default shall have occurred and be continuing, Borrowers shall be permitted to pay Professional Expenses allowed and payable as part of the Carve-Out.

         Section 6.2 Other Collateral. In addition to the items of Property referred to in Section 6.1 above, the Obligations shall also be secured by all of the other items of Property from time to time described in the Financing Orders or any of the Security Documents as security for all of the Obligations.

         Section 6.3 Lien on Deposit Accounts. As additional security for the Full Payment and performance of the Obligations, each Borrower hereby grants to Lender a continuing security interest in and Lien upon, and hereby collaterally assigns to Lender, all of such Borrower's right, title and interest in and to any deposits or other sums at any time credited to each Deposit Account. In connection with the foregoing, each Borrower hereby authorizes and directs each bank or other depository to pay or deliver to Lender upon its written demand therefor made at any time upon the occurrence and during the continuation of an Event of Default and without further notice to such Borrower (such notice being hereby expressly waived), all balances in each Deposit Account maintained by such Borrower with such depository for application to the Obligations then outstanding, and the rights given Lender in this Section shall be cumulative with and in addition to Lender's other rights and remedies in regard to the foregoing Property as proceeds of Collateral. Each Borrower hereby irrevocably appoints Lender as their attorney-in-fact to collect any and all such balances to the extent any such payment is not made to Lender by such bank or other depository after demand thereon is made by Lender pursuant hereto.

         Section 6.4 Lien Perfection; Further Assurances. Promptly after Lender's request therefor, but subject to Section 9.1(p), Borrowers shall execute or cause to be executed and deliver to Lender such instruments, assignments, title certificates or other documents as are necessary under the UCC or other Applicable Law (including any motor vehicle certificates of title act) to perfect (or continue the perfection of) Lender's Lien upon the Collateral, and shall take such other action as may be requested by Lender to give effect to or carry out the intent and purposes of this Agreement. Each Borrower hereby authorizes Lender to file any financing statement which may be necessary under the UCC. The parties agree that a carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement and may be filed in any appropriate office in lieu thereof.

         Section 6.5 Lien Priority. The Liens and security interests granted to Lender pursuant to the provisions of this Article 6 and pursuant to any of the DIP Financing Documents shall be first priority Liens and security interests in the Collateral owned by each Borrower, subject only to (a) valid, perfected, nonavoidable and enforceable Liens which constitute Permitted Liens, and (b) the Carve-Out, and except as expressly provided otherwise in the Financing Orders.

         Section 6.6 Guarantee.

                  (a) Each of the Guarantors unconditionally and irrevocably guarantees the due and punctual payment and performance by Borrowers of the Obligations. Each of the Guarantors further agrees that the Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and it will remain bound upon this guarantee notwithstanding any extension or renewal of any of the Obligations. The Obligations of the Guarantors shall be joint and several.

                  (b) Each of the Guarantors waives presentation to, demand for payment from and protest to Borrowers or any other Guarantor, and also waives notice of protest for nonpayment. The Obligations of the Guarantors hereunder shall not be affected by (i) the failure of Lender to assert any claim or demand or to enforce any right or remedy against Borrowers or any other Guarantor under the provisions of this Agreement or any other DIP Financing Documents or otherwise; (ii) any extension or renewal of any provision hereof or thereof;
(iii) any rescission, waiver, compromise, acceleration, amendment or modification or any of the terms or provisions of any of the DIP Financing Documents; (iv) the release, exchange, waiver or foreclosure of any security held by Lender for Obligations or any of them; (v) the failure of Lender to exercise any right or remedy against any other Guarantor; or (vi) the release or substitution of any Guarantor or any other Guarantor.

                  (c) Each of the Guarantors further agrees that this guarantee constitutes a guarantee of performance and of payment when due and not just of collection, and waives any right to require that any resort be had by Lender to any security held for payment of the Obligations or to any balance of any deposit, account or credit on the books of Lender in favor of Borrowers or any other Guarantor, or to any other Person.

                  (d) Each of the Guarantors hereby waives any defense that it might have based on a failure to remain informed of the financial condition of Borrowers and of any other Guarantor and any circumstances affecting the ability of the Borrowers to perform under this Agreement and the other DIP Financing Documents.

                  (e) Each Guarantor's guarantee shall not be affected by the genuineness, validity, regularity or enforceability of the Obligations, this Agreement, the Notes, the other DIP Financing Documents or any other instrument evidencing any Obligations, or by the existence, validity, enforceability, perfection, or extent of any collateral therefore or by any other circumstance relating to the Obligations which might otherwise constitute a defense to this guarantee. Lender makes no representation or warranty in respect of any such circumstances and shall have no duty or responsibility whatsoever to any Guarantor in respect of the management and maintenance of the Obligations.

                  (f) Upon the Obligations becoming due and payable (by acceleration or otherwise), Lender shall be entitled to immediate payment of such Obligations by the Guarantors upon written demand by Lender without further application to or order of the Court.

         Section 6.7 No Impairment of Guarantee. The obligations of the Guarantors hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than Full Payment), including without limitation, any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations. Without limiting the generality of the foregoing, the obligations of the Guarantors hereunder shall not be discharged or impaired or otherwise affected by the failure of Lender to assert any claim or demand or to enforce any remedy under this Agreement or any other agreement, by any waiver or modification of any provision thereof, by any default, failure or delay, willful or otherwise, in the performance of the Obligations, or by any other act or thing or omission or delay to do any other act or thing which may or might in any manner or to any extent vary the risk of the Guarantors or would otherwise operate as a discharge of the Guarantors as a matter of law, unless and until Full Payment of the Obligations.

         Section 6.8 Subrogation. Until Full Payment of the Obligations guaranteed hereby, each Guarantor hereby waives all rights or subrogation of contribution, whether arising by contract or operation of law.

                                    ARTICLE 7
                            COLLATERAL ADMINISTRATION

         Section 7.1 General Provisions.

                  (a) Locations of Collateral. All tangible items of Collateral, other than Inventory in transit, shall at all times be kept by an Obligor at one or more of the business locations of Obligors described in Schedule 7.1 hereof and shall not be moved therefrom, without the prior written approval of Lender, except that prior to an Event of Default and acceleration of the maturity of the Obligations in consequence thereof, an Obligor may (i) make sales or other dispositions of any Collateral to the extent authorized by Section 7.4(b) hereof and (ii) move Inventory or any record relating to any Collateral to a location in the United States other than those described in Schedule 7.1, so long as an Obligor has given Lender at least 10 days prior written notice of such new location.

                  (b) Insurance of Collateral; Condemnation Proceeds. Borrowers shall maintain and pay for insurance upon all Collateral, wherever located, covering casualty, hazard, public liability, and such other risks in such amounts and with such insurance companies as are reasonably satisfactory to Lender. All proceeds payable under each such policy shall be payable to Lender for application to the Obligations. Borrowers shall deliver the originals or certified copies of such policies to Lender with loss payable endorsements reasonably satisfactory to Lender, naming Lender as sole loss payee, assignee or additional insured, as appropriate. Each policy of insurance or endorsement shall contain a clause requiring the insurer to give not less than 30 days prior written notice to Lender in the event of cancellation of the policy for any reason. If Borrowers fail to provide and pay for such insurance, Lender may, at its option, but shall not be required to, procure the same and charge Borrowers therefor. Borrowers agree to deliver to Lender, promptly as rendered, true copies of all reports made in any reporting forms to insurance companies. For so long as no Event of Default exists and is continuing, Borrowers shall have the right to settle, adjust and compromise any claim with respect to any insurance maintained by Borrowers provided that all proceeds thereof are applied in the manner specified in this Agreement, and Lender agrees promptly to provide any necessary endorsement to any checks or drafts issued in payment of any such claim. At any time that an Event of Default exists and is continuing, only Lender shall be authorized to settle, adjust and compromise such claims. Lender shall have all rights and remedies with respect to such policies of insurance as are provided for in this Agreement and the other DIP Financing Documents.

                  (c) Protection of Collateral. All expenses of protecting, storing, warehousing, insuring, handling, maintaining and shipping any Collateral, all Taxes imposed under any Applicable Law on any of the Collateral or in respect of the sale thereof, and all other payments required to be made by Lender to any Person to realize upon any Collateral shall be borne and paid by Obligors. If any Obligor fails to pay promptly any portion thereof when due, Lender may, at its option, but shall not be required to, pay the same and charge Borrowers therefor. Lender shall not be liable or responsible in any way for the safekeeping of any of the Collateral or for any loss or damage thereto (except for reasonable care in the custody thereof while any Collateral is in Lender's actual possession) or for any diminution in the value thereof, or for any act or default of any warehouseman, carrier, forwarding agency, or other Person whomsoever, but the same shall be at Obligors' sole risk.

                  (d) Defense of Title to Collateral. Each Obligor shall at all times defend its title to the Collateral and Lender's Liens therein against all Persons and all claims and demands whatsoever.

         Section 7.2 Administration of Accounts.

                  (a) Records and Schedules of Accounts. Each Obligor shall keep accurate and complete records of its Accounts and all payments and collections thereon and shall submit to Lender on such periodic basis as Lender shall request a sales and collections report for the preceding period, in form satisfactory to Lender. On or before the 20th day of each month from and after the date hereof, Borrowers shall deliver to Lender, in form acceptable to Lender, a detailed aged trial balance of all Accounts existing as of the last day of the preceding month, specifying the names, addresses, face value, dates of invoices and due dates for each Account Debtor obligated on an Account so listed ("SCHEDULE OF ACCOUNTS"), and, upon Lender's request therefor, copies of proof of delivery and a copy of all documents, including repayment histories and present status reports relating to the Accounts so scheduled and such other matters and information relating to the status of then existing Accounts as Lender shall reasonably request. At the request of Lender made at any time, each Obligor shall deliver to Lender copies of invoices or invoice registers related to all of its Accounts.

                  (b) Account Verification. Whether or not a Default or an Event of Default exists, Lender shall have the right at any time, in the name of Lender, any designee of Lender or Borrowers, to verify the validity, amount or any other matter relating to any Accounts of any

Obligor by mail, telephone, telegraph or otherwise. Each Obligor shall cooperate fully with Lender in an effort to facilitate and promptly conclude any such verification process.

         Section 7.3 Administration of Inventory

                  (a) Records and Reports of Inventory. Each Obligor shall keep accurate and complete records of its Inventory and shall furnish Lender periodic inventory reports in form and detail satisfactory to Lender and certified to be true and correct by the chief financial officer (or any other officer acceptable to Lender in its sole discretion) of each Borrower.

                  (b) Returns of Inventory. An Obligor shall not return any of its Inventory to a supplier or vendor thereof, or any other Person, whether for cash, credit against future purchases or then existing payables, or otherwise, unless (i) such return is in the ordinary course of business of Obligor and such Person; (ii) no Default or Event of Default exists or would result therefrom;
(iii) Borrowers promptly notify Lender thereof if the aggregate value of all Inventory returned in any month exceeds $100,000; and (iv) such return is not made for the purpose of allowing such Person to credit its claim against an Obligor arising prior to the Petition Date.

         Section 7.4 Administration of Equipment.

                  (a) Records and Schedules of Equipment. Each Obligor shall keep accurate records itemizing and describing the kind, type, quality, quantity and cost of its Equipment and all dispositions made in accordance with Section 7.4(b) hereof, and shall furnish Lender with a current schedule containing the foregoing information on at least an annual basis and more often if requested by Lender. Promptly after request therefor by Lender, an Obligor shall deliver to Lender any and all evidence of ownership, if any, of any of the Equipment.

                  (b) Dispositions of Equipment. Each Obligor will not sell, lease or otherwise dispose of or transfer any of the Equipment or any part thereof without the prior written consent of Lender; provided, however, that the foregoing restriction shall not apply, for so long as no Default or Event of Default exists, to (i) dispositions of Equipment in the Ordinary Course of Business, (ii) dispositions of Equipment which, in the aggregate has a fair market value or book value, whichever is less, of $250,000 or less, provided that all Net Proceeds thereof are remitted to Lender for application to the Obligations, or (iii) replacements of Equipment that is substantially worn, damaged or obsolete with Equipment of like kind, function and value, provided that the replacement Equipment shall be acquired prior to or concurrently with any disposition of the Equipment that is to be replaced, the replacement Equipment shall be free and clear of Liens other than Permitted Liens that are not Purchase Money Liens, and such Obligor shall have given Lender at least 10 days prior written notice of such disposition.

                  (c) Condition of Equipment. The Equipment is in good operating condition and repair, and all necessary replacements of and repairs thereto shall be made so that the value and operating efficiency of the Equipment shall be maintained and preserved, reasonable wear and tear excepted. Each Obligor will not permit any of the Equipment to become affixed to any real Property leased to such Obligor so that an interest arises therein under the real estate laws of the applicable jurisdiction unless the landlord of such real Property has executed a landlord waiver or leasehold mortgage in favor of and in form acceptable to Lender, and each Obligor will not permit any of the Equipment to become an accession to any personal Property that is subject to a Lien unless the Lien is a Permitted Lien.

         Section 7.5 Pledged Securities.

                  (a) Delivery of Certificates. Each Obligor will deliver to Lender as soon as reasonably practicable after the Closing Date all certificates or instruments representing or evidencing any Pledged Securities, whether now existing or hereafter acquired, in suitable form for transfer by delivery or, as applicable, accompanied by such Obligor's endorsement or duly executed instruments of transfer in blank, all in form and substance satisfactory to Lender. Lender shall have the right, at any time in its discretion and without notice to any Obligor, to transfer to or to register in its name or in the name of its nominees any or all of the Pledged Securities. Lender shall have the right at any time to exchange certificates or instruments representing or evidencing any of the Pledged Securities for certificates or instruments of smaller or larger denominations.

                  (b) Certain Distributions. Any sums paid upon or in respect of any of the Pledged Securities upon liquidation or dissolution of any issuer of any of the Pledged Securities, any distribution of capital made on or in respect of any of the Pledged Securities, or any property distributed upon or with respect to any of the Pledged Securities pursuant to the recapitalization or reclassification of the capital of any issuer of Pledged Securities or pursuant to the reorganization thereof shall be delivered to Lender to be held by it hereunder as additional security for the Obligations. If any sums of money or property so paid or distributed in respect of any of the Pledged Securities shall be received by any Obligor, such Obligor shall, until such money or property is paid or delivered to Lender, hold such money or such property in trust for Lender, segregated from other funds of such Obligor, as additional security for the Obligations.

                  (c) Voting Rights. Except as provided in Section 11.6, each Obligor will be entitled to exercise all voting, consensual and corporate rights with respect to the Pledged Securities; provided, however, that no vote shall be cast, consent given or right exercised or other action taken by such Obligor which would impair the Collateral or which would be inconsistent with or result in any violation of any provision of this Agreement or any other DIP Financing Document or, without prior written consent of Lender, to enable or take any action to permit any issuer of Pledged Securities to issue any Equity Interest of any nature or issue any other securities convertible into or granting the right to purchase or exchange for any Equity Interest securities of any nature of such issuer.

                  (d) Control. No Obligor shall grant control over any Investment Property to any Person other than Lender.

                                    ARTICLE 8
                         REPRESENTATIONS AND WARRANTIES

         Section 8.1 General Representations and Warranties. To induce Lender to enter into this Agreement and to make available the Commitment, each Obligor warrants and represents to Lender that:

                  (a) Organization and Qualification. Each Obligor is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has the power to own Properties and to transact the business in which it is presently engaged or proposed to be engaged and is duly qualified and in good standing in each jurisdiction in which it presently is, or proposes to be, engaged in business, other than failures to be so qualified and in good standing that could not reasonably be expected to have a Material Adverse Effect.

                  (b) Power and Authority. The execution, delivery and performance by each Obligor of the DIP Financing Documents are within such Obligor's corporate power, have been duly authorized by all necessary or proper corporate action and, on the date of initial funding of Post-Petition Loans hereunder, will be authorized by the Interim Financing Order pursuant to Sections 363 and 364 of the Bankruptcy Code; are not in contravention of any provision of its own Organizational Documents; will not violate any Applicable Law (following entry of the Interim Financing Order); does not require the consent or approval of any Governmental Authority or any other Person other than the entry by the Court of the Interim Financing Order and thereafter the Final Financing Order.

                  (c) Enforceable Agreements. Each of the DIP Financing Documents has been duly executed and delivered by such Obligor and constitutes a legal, valid and binding obligation of Borrowers, enforceable against such Obligor in accordance with its terms, subject to the Financing Orders.

                  (d) Priority of Liens. Upon entry of the Interim Financing Order, and thereafter upon entry of the Final Financing Order, the security interests granted pursuant to the DIP Financing Documents constitute valid, enforceable, perfected and first priority Liens on the Collateral owned by the Obligors, except to the extent otherwise expressly provided in the Financing Orders and except for Permitted Liens.

                  (e) Places of Business. Each Obligor has no office or place of business, nor does each Obligor store any Collateral, at any location other than those identified in Schedule 7.1.

                  (f) Compliance With Laws. All of each Obligor's business, operations and Properties are conducted, maintained and owned in accordance with Applicable Law, including all Environmental Laws, except to the extent that any such noncompliance could not reasonably be expected to have a Material Adverse Effect and except as heretofore described by Borrowers in filings with the SEC.

                  (g) Governmental Approvals. Each Obligor has obtained and holds in full force and effect all Governmental Approvals necessary for the operation of its business as presently and proposed to be conducted to the extent that the failure to obtain same could not reasonably be expected to have a Material Adverse Effect.

                  (h) No Adverse Changes. Since the Petition Date, no event has occurred that has or could reasonably be expected to have a Material Adverse Effect.

                  (i) Taxes. Each Obligor has filed all federal, state and local tax returns and other reports that it is required by Applicable Law to file and has paid, or made for provision of the payment of, all Taxes upon it, its income and properties as and when such Taxes are due and payable, except to the extent being Properly Contested.

                  (j) Brokers. Except for possible claims of Ernst & Young LLP payable by Borrowers, there are no claims for brokerage commissions, finders' fees or investment banking fees in connection with the transactions contemplated by this Agreement or any of the other DIP Financing Documents.

                  (k) No Default. No Default or Event of Default exists at the time, or would result from the funding, of any Post-Petition Loan or other extension of credit hereunder;

                  (l) ERISA. Borrowers and each of their Subsidiaries are in full compliance with the requirements of ERISA and the regulations promulgated thereunder with respect to each Plan. No fact or situation that is reasonably likely to result in a material adverse change in the financial condition of Borrowers or any of their Subsidiaries exists in connection with any Plan. Neither Borrowers nor any of their Subsidiaries has any withdrawal liability in connection with a Multiemployer Plan.

                  (m) Not a Regulated Entity. No Obligor is (i) an "investment company" or a "person directly or indirectly controlled by or acting on behalf of an investment company" within the meaning of the Investment Company Act of 1940; or (ii) a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935.

                  (n) Margin Stock. Neither Borrowers nor any of their Subsidiaries is engaged, principally or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any margin stock.

                  (o) Pledged Securities. All Pledged Securities of any Obligor as of the date hereof are listed on Schedule 8.1(o), and all of such Pledged Securities are owned by such Obligor free and clear of any Lien or adverse claim except any Lien granted to secure the Pre-Petition Term Loan, which Lien shall be released concurrently with the funding of the initial Post-Petition Loan. The Pledged Securities pledged hereunder by the Obligors constitute that percentage of the issued and outstanding Equity Interests of each issuer thereof as set forth on Schedule 8.1(o). All of the Pledged Securities have been duly and validly issued and are fully paid and nonassessable. Except as set forth on
Schedule 8.1(o), all certificates or instruments evidencing the Pledged Securities have been delivered to Lender.

                  (p) Acquisition Agreement. All of the representations and warranties made by Borrowers in Articles III and IV of the Acquisition Agreement are true and correct in all material respects.

                  (q) Subsidiaries. All of the direct and indirect Subsidiaries of Borrowers are listed on Schedule 8.1(q).

         Section 8.2 Reaffirmation of Representations and Warranties. All of the foregoing representations and warranties made by any Obligor in this Agreement or in any of the other DIP Financing Documents shall survive the execution and delivery of this Agreement and such other DIP Financing Documents, and shall be deemed to have been remade and reaffirmed on each day that any Obligations are outstanding or that Borrowers request or are deemed to have requested the funding of a Post-Petition Loan under the DIP Facility.

                                    ARTICLE 9
                       COVENANTS AND CONTINUING AGREEMENTS

         Section 9.1 Affirmative Covenants. During the DIP Term and thereafter until Full Payment of the Obligations, each Obligor covenants that it shall and shall cause each of its Subsidiaries to:

                  (a) Business and Existence. Preserve and maintain its separate corporate existence and all rights, privileges, and franchises in connection therewith, and maintain its qualification and good standing in all states in which such qualification is necessary to the ownership of its Properties or the conduct of its businesses.

                  (b) Business Records. Keep adequate records and books of account with respect to its business activities in which proper entries are made in accordance with GAAP reflecting all financial transactions.

                  (c) Visits and Inspections. Permit representatives of Lender, from time to time, as often as may be reasonably requested, but only during normal business hours, to visit and inspect the Properties of any Obligor or any Subsidiary, inspect and make extracts from their books and records, and discuss with their officers, employees and independent accountants, the business, assets, liabilities, financial condition, business prospects and results of operations of any Obligor or any Subsidiary.

                  (d) Further Assurances. At Lender's request, promptly execute or cause to be executed and deliver to Lender any and all documents, instruments and agreements deemed necessary by Lender to give effect to or carry out the terms or intent of this Agreement or any of the DIP Financing Documents.

                  (e) Compliance With Orders. To the extent having applicability to any Obligor, comply with the Interim Financing Order, the Final Financing Order and all other orders entered by the Court in the Chapter 11 Cases.

                  (f) Financing of Company. Provide financing in the minimum amount set forth in the Budget, or such greater other amounts as Lender deems necessary to enable Company and Guarantors to conduct normal business operations throughout the DIP Term.

                  (g) Financial Statements. Cause to be prepared and to be furnished to Lender the following:

                           (i) as soon as available, and in any event within 30
days after the end of each month hereafter, unaudited interim consolidated financial statements of Parent and its Subsidiaries as of the end of such month and the related unaudited consolidated statements of income and cash flow for such month and for the portion of Parent's Fiscal Year then elapsed, certified by the chief financial officer of Parent as prepared in accordance with GAAP and fairly presenting the consolidated financial position and results of operations of Parent and its Subsidiaries for such month and period subject only to changes from audit and year-end adjustments and the ongoing restatement process and except that such statements need not contain notes;

                           (ii) such other data and information (financial or
otherwise) as Lender, from time to time, may reasonably request, bearing upon or related to the Collateral or any Obligor's or any Subsidiary's financial condition or results of operations;

                           (iii) promptly after the sending or filing thereof,
as the case may be, copies of any 10Qs, 10Ks and any proxy statements, financial statements or reports which Parent has made generally available to their shareholders and copies of any regular, periodic and special reports or registration statements which Borrowers file with the SEC (or any other Governmental Authority which may be substituted therefor), or any national securities exchange; and

                           (iv) on or before the third Business Day of each
week, (A) a report in form acceptable to Lender setting forth any variances in actual cash receipts and expenditures from those projected in the Budget and (B) an update to the Budget setting forth any changes therein reasonably anticipated by Borrowers (it being understood that no such changes shall become part of the Budget unless approved by Lender in writing).

         Concurrently with the delivery of the financial statements described in clause (i) of this Section 9.1(g), or more frequently if requested by Lender during any period that a Default or Event of Default exists, Borrowers shall cause to be prepared and furnish to Lender a Compliance Certificate.

                  (h) Notices. Notify Lender in writing, promptly after such Obligor's obtaining knowledge thereof, of the termination or breach of any Material Contract; the occurrence of any Default or Event of Default; such Obligor's violation (or asserted violation) of any Applicable Law (including the Bankruptcy Code or any Environmental Law); any claim that such Obligor may make under any policy of insurance with respect to the Collateral; any pleading filed with the Court seeking relief from stay or conversion or dismissal of any Chapter 11 Case; and any proposed sale of any of the Collateral (including with such notice copies of drafts of all instruments and agreements applicable to any such sale), which shall specify the identity of the proposed purchaser, the terms of the proposed sale and the expected date of closing, subject to Court approval. Borrowers shall provide, or shall cause their counsel in its Chapter 11 Cases to provide, Lender's counsel with copies of all pleadings, motions, reports, applications and other papers filed by Borrowers with the Court as well as copies of all billing and expense statements received from any Professional Person. Each Obligor shall include counsel for Lender on any "Special Notice List" or other similar list of parties to be served with papers in its Chapter 11 Case.

                  (i) Insurance. In addition to the insurance required herein with respect to the Collateral, maintain with financially sound and reputable insurers, insurance with respect to its Properties and business against such casualties and contingencies of such type (including product liability, business interruption, larceny, embezzlement or other criminal misappropriation insurance) and in such amounts as is customary in the business of such Obligor.

                  (j) Compliance With Laws. Comply with all Applicable Law, including ERISA, FLSA, OSHA, all Environmental Laws, the Bankruptcy Code and all laws, statutes, regulations and ordinances regarding the collection, payment and deposit of Taxes, and obtain and keep in force any and all Governmental Approvals necessary to the ownership of its Properties or to the conduct of its business, to the extent that any such failure to comply, obtain or keep in force could be reasonably expected to have a Material Adverse Effect.

                  (k) Taxes. Pay and discharge all Taxes prior to the date on which such Taxes become delinquent or penalties attach thereto, except and to the extent only that such Taxes are being Properly Contested or are not permitted to be paid currently under federal bankruptcy law.

                  (l) Reports to the U.S. Trustee. As soon as available, and in any event within 2 Business Days after the filing thereof, provide to Lender a copy of each report filed by any Obligor with the office of the United States Trustee.

                  (m) Proposed Sale of Assets. Promptly upon receipt thereof, provide to Lender any and all documentation that in any way relates to a written solicitation, offer, or proposed sale or disposition of any material amount of real or personal Property of Parent or any of its Subsidiaries (other than Company and any of the Guarantors), including letters of inquiry, solicitations, letters of intent or asset purchase agreements.

                  (n) Utility Deposits. To the extent any Obligor has made or makes any deposits for the benefit of utilities companies or any other Person, such Obligor acknowledges that Lender has been granted a first priority perfected Lien in such deposits, subject to any right of setoff by such utility company. No Obligor shall use or transfer such deposits, and each Obligor hereby assigns and sets over all such deposits to Lender, subject to any right of setoff by such utility company.

                  (o) Payment of Administrative Expenses. Make all payments of
(i) post-petition operating costs and expenses as and when due and (ii) administrative costs and expenses as and when such administrative costs and expenses are due and payable, as approved by the Court.

                  (p) Pledge of Stock of Guarantors. Cooperate with Lender in executing all collateral documents and taking all actions to enable Lender to obtain or confirm, in accordance with the laws of the applicable foreign jurisdictions, valid, enforceable and perfected Liens in all Equity Interests of each Guarantor on or before October 15, 2002. Borrowers' failure to exert their diligent good faith efforts to achieve compliance with this Section 9.1(p) by October 15, 2002 shall constitute an Event of Default.

                  (q) Acquisition Agreement. Comply with all covenants contained in Article VI of the Acquisition Agreement which are incorporated herein by reference with the same effect as if all such covenants were restated herein.

                  (r) Other Information. Promptly (and in any event within 5 Business Days) after any request of Lender, deliver to Lender such additional financial or other information concerning the acts, conduct, properties, assets, liabilities, operations, businesses, financial condition or transactions of Borrowers or any of their Subsidiaries, or concerning any matter which may affect the administration of any Obligor's Estate, as Lender may from time to time reasonably request.

         Section 9.2 Negative Covenants. During the DIP Term and thereafter until Full Payment of the Obligations, each Obligor covenants that it shall not and shall not permit any Subsidiary to:

                  (a) Fundamental Changes. Merge or consolidate with any Person, acquire a material amount of assets of any Person, or liquidate, wind up its affairs or dissolve itself.

                  (b) Limitation on Liens. Create or suffer to exist any Lien upon any of its Property, income or profits, whether now owned or hereafter acquired, except: (i) Liens in existence on the Petition Date as disclosed on
Schedule 9.2(b) and not required to be terminated as noted thereon; (ii) Liens for Taxes (excluding any Lien imposed pursuant to any of the provisions of ERISA) not yet due or being Properly Contested; (iii) statutory Liens (excluding Liens imposed pursuant to any of the provisions of ERISA) securing the claims or demands of materialmen, mechanics, carriers, warehousemen, landlords and other like Persons for labor, materials, supplies or rentals incurred in the Ordinary Course of Business, but only if the payment thereof is not at the time required or the Debt secured by such Lien is being Properly Contested; (iv) Liens resulting from deposits made in the Ordinary Course of Business in connection with workmen's compensation, unemployment insurance, social security and other like laws; (v) reservations, exceptions, easements, rights-of-way, and other similar encumbrances affecting real Property of any Obligor that were in existence on the Petition Date; (vi) Liens securing Permitted Purchase Money Debt; and (vii) such other Liens as Lender may consent to in writing from time to time, in its sole and absolute discretion.

                  (c) Disposition of Assets. Except as contemplated by the Acquisition Agreement, sell, lease or otherwise dispose of any of their Property, including any disposition of the Collateral as part of a sale and leaseback transaction, to or in favor of any Person, except (i) sales of Inventory in the Ordinary Course of Business for so long as no Event of Default exists hereunder, (ii) dispositions of Equipment as authorized by Section 7.4 hereof, (iii) dispositions of Property that are authorized by the Court after notice and hearing, provided that the Net Proceeds thereof are remitted to Lender for application to the Obligations as provided herein, (iv) dispositions which result in Full Payment of all of the Obligations and (v) the rejection pursuant to Section 365 of the Bankruptcy Code of unexpired leases and executory contracts.

                  (d) Compromise of Accounts. Compromise or settle, or extend the time of payment of, any Account in excess of $250,000 without Lender's prior written consent.

                  (e) Payment of Claims. Make any payment of principal or interest on account of any Claim against any Obligor that arose prior to the Petition Date, other than rent under leases in existence on the Petition Date, Claims permitted to be paid by the Budget and "first day orders" to the extent approved by order of the Court, the Claims of Critical Vendors to the extent approved by Lender, and any other payments authorized by the Court.

                  (f) Filing of Motions and Applications. Apply to the Court for authority to (i) take any action that is prohibited by the terms of any of the DIP Financing Documents, (ii) refrain from taking any action that is required to be taken by the terms of any of the DIP Financing Documents or the Financing Orders (iii) permit any Debt or Claim to be pari passu with or senior to any of the Obligations, or (iv) use any cash proceeds of the Collateral other than in payment of the Obligations or as otherwise expressly authorized herein.

                  (g) Modifications to Orders. Seek or consent to any amendment, supplement or any other modification of any of the terms of the Financing Orders.

                  (h) Restricted Investments. Make or have any new Restricted Investment.

                  (i) Distributions. Make any Distribution, except Distributions by a Subsidiary to a Borrower in cash or as otherwise expressly permitted by the Budget.

                  (j) Permitted Debt. Incur or suffer to exist any Debt other than Claims and Debt in existence on the Petition Date; the Obligations; Capitalized Lease Obligations not to exceed $100,000.00 and Permitted Purchase Money Debt; Debt (other than Debt for Money Borrowed, Capitalized Lease Obligations and Permitted Purchase Money Debt) incurred in the Ordinary Course of Business during the Chapter 11 Cases, so long as such Debt is not past due and payable and is not secured by any Lien that is not a Permitted Lien; and Permitted Contingent Obligations.

                  (k) Conduct of Business. Engage in any business other than the business engaged in by it on the Petition Date and any business or activities that are substantially similar, related or incidental thereto.

                  (l) Use of Proceeds. Use any proceeds of Post-Petition Loans for a purpose that is not expressly permitted by Section 1.1(b).

                  (m) Accounting Changes. Change any method of accounting or accounting practice used by it, except for any change required by GAAP or Applicable Law.

                  (n) Organization Documents. Amend, modify or otherwise change any of the terms or provisions in any of its Organization Documents as in effect on the date hereof, except for changes that do not affect in any way any Borrower's or such Subsidiary's rights and obligations to enter into and perform the DIP Financing Documents to which it is a party and to pay all of the Obligations and that do not otherwise have a Material Adverse Effect.

                  (o) Advances and Transfers to Subsidiaries. Notwithstanding anything in this Agreement to the contrary, while Post-Petition Loans are outstanding or while any Commitment exists, make any loans, advances or transfers to any Subsidiaries other than loans by Borrowers to Subsidiaries to pay expenditures permitted by the Budget or otherwise approved by Lender in writing.

                  (p) Budget. Make or commit or agree to make, or permit any of its Subsidiaries to make or commit or agree to make, any expenditures in any given week or on a cumulative basis which are not set forth in the Budget, subject to cumulative variances not to exceed five percent (5%) of such aggregate expenditures.

                                   ARTICLE 10
                              CONDITIONS PRECEDENT

         Section 10.1 Conditions Precedent to Initial Credit Extensions. Notwithstanding any other provision of this Agreement or any of the other DIP Financing Documents, and without affecting in any manner the rights of Lender under other sections of this Agreement, Lender shall not be required to fund any Post-Petition Loan requested by Borrowers, unless, on or before September 27, 2002, or the date of the Final Financing Order, as applicable, each of the following conditions has been and continues thereafter to be satisfied:

                  (a) All of the DIP Financing Documents (unless Section 9.1(p) applies) shall have been executed in form and substance satisfactory to Lender by each of the signatories thereto and accepted by Lender, and each Obligor shall be in compliance with all of the terms thereof, and all representations and warranties contained therein shall be true and correct in all material respects.

                  (b) No Default or Event of Default shall exist at the time of, and would not result from the funding of, any requested Post-Petition Loan, and no event shall have occurred and no condition shall exist since the Petition Date that has had or could reasonably be expected to have a Material Adverse Effect.

                  (c) The Interim Financing Order shall have been entered, shall be in full force and effect and shall not have been vacated, reversed, modified or stayed in any respect (and, if such order is the subject of a pending appeal, no performance of any obligation of any party shall have been stayed pending such appeal).

                  (d) Lender shall have received satisfactory proof of insurance by Obligors, in accordance with the terms of this Agreement, and, no later than the date of the Final Financing Order, evidence of loss payable endorsements naming Lender as loss payee with respect to each policy and certified copies of Obligors' liability insurance policies, together with endorsements naming Lender as an additional insured.

                  (e) No later than the date of the Final Financing Order, Lender shall have received all certificates evidencing any of the Pledged Securities, together with stock powers duly endorsed in blank relating thereto.

                  (f) Lender shall have received the Budget and found it to be acceptable in form and substance.

                  (g) All fees and expenses required to be paid by Borrowers hereunder on the Closing Date shall have been paid in full.

         Section 10.2 Conditions Precedent to All Credit Extensions. Notwithstanding any other provision of this Agreement or any of the other DIP Financing Documents, and without affecting in any manner the rights of Lender under other sections of this Agreement, Lender shall not be required to fund any Post-Petition Loan, unless and until each of the following conditions has been and continues to be satisfied:

                  (a) No Default or Event of Default exists at the time, or would result from the funding, of any Post-Petition Loan or other extension of credit.

                  (b) No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court or Governmental Authority to enjoin, restrain or prohibit any of the DIP Financing Documents or the consummation of any of the transactions contemplated thereby.

                  (c) No event shall have occurred and no condition shall exist that could reasonably be expected to have a Material Adverse Effect.

                  (d) With respect to all Post-Petition Loans requested after the sooner to occur of (i) the final hearing on the DIP Motion or (ii) 30 days following the entry of the Interim Financing Order, the Final Financing Order shall have been entered, shall be in full force and effect and shall not have been vacated, reversed, modified, amended or stayed without the prior written consent of Lender.

                  (e) Lender shall have received an officer's certificate from Borrowers (i) demonstrating Borrowers' compliance with the Budget, (ii) certifying that Borrowers shall apply the proceeds of the Post-Petition Loans only to Budgeted Expenses and (iii) containing a comparison of the Budgeted Expenses to actual expenditures for the most recent week then ended, all certified by a Senior Officer, in form and substance satisfactory to Lender. The certificate required by this Section shall be provided to Lender on a weekly basis.

                  (f) All representations and warranties contained within the Agreement and the Acquisition Agreement shall be true and correct in all material respects.

                  (g) Lender shall have received such other information or documents regarding the requested Post-Petition Loan as Lender may reasonably request.

         Section 10.3 Limited Waiver of Conditions Precedent. If Lender shall make any Post-Petition Loan or otherwise extend any credit to Borrowers under this Agreement at a time when any of the foregoing conditions precedent are not satisfied (regardless of whether the failure of satisfaction of any of such conditions precedent is known or unknown to Lender), the funding of such Post-Petition Loan shall not operate as a waiver of the right of Lender to insist upon the satisfaction of all conditions precedent with respect to each subsequent Borrowing requested by Borrowers or a waiver of any Default or Event of Default as a consequence of the failure of any such conditions to be satisfied.

                                   ARTICLE 11
                               EVENTS OF DEFAULT;
                         RIGHTS AND REMEDIES ON DEFAULT

         Section 11.1 Events of Default. The occurrence of any one or more of the following events shall constitute an "EVENT OF DEFAULT":

                  (a) Payment of Obligations. Borrowers shall fail to pay (i) the principal of or accrued interest with respect to any Post-Petition Loan on the due date thereof (whether due at stated maturity, on demand, upon acceleration or otherwise) or within three Business Days of such due date or
(ii) any of the other Obligations on the due date thereof (whether due at stated maturity, upon acceleration or otherwise), but if no due date is specified therefor, within three Business Days after demand for payment of such Obligation.

                  (b) Misrepresentations. Any warranty, representation, or other statement made or furnished to Lender by or on behalf of any Borrower or any other Obligor or in any instrument, certificate or financial statement furnished in compliance with or in reference to this Agreement or any of the DIP Financing Documents proves to have been false or misleading in any material respect when made or furnished.

                  (c) Breach of Specific Covenants. Any Borrower or any other Obligor shall fail or neglect to perform, keep or observe any covenant contained in Section 1.1(b), Section 6.4, Section 7.1(a), Section 7.1(b), Section 7.4(b),
Section 7.5(a), Section 9.1(a), Section 9.1(c), Section 9.1(d), Section 9.1(e),
Section 9.1(g), Section 9.1(i), Section 9.1(j), Section 9.1(k) or Section 9.2 hereof on the date that such Borrower or such Obligor is required to perform, keep or observe such covenant.

                  (d) Breach of Other Covenants. Any Borrower or any other Obligor shall fail or neglect to perform, keep or observe any covenant contained in this Agreement (other than a covenant which is dealt with specifically elsewhere in Section 11.1 hereof) and the breach of such other covenant is not cured to Lender's satisfaction within 10 days after the sooner to occur of any Senior Officer's receipt of notice of such breach from Lender or the date on which such failure or neglect first becomes known to any Senior Officer; provided that if any such breach is of a nature that is not reasonably susceptible of cure within such 10-day period, no Event of Default shall be deemed to have occurred hereunder by reason thereof so long as Borrowers commence to cure such breach within such 10-day period and thereafter diligently pursue such cure to completion within an additional 10-day period; and provided further, however, that such notice and opportunity to cure shall not apply in the case of any failure to perform, keep or observe any covenant which is not capable of being cured at all or within such 10-day period or which is a willful and knowing breach by a Borrower or such Obligor.

                  (e) Default Under Other DIP Financing Documents. Any event of default shall occur under, or any Borrower or any other Obligor shall default in the performance or observance of any term, covenant, condition or agreement contained in, any of the other DIP Financing Documents and such default shall continue (i) beyond any applicable period of grace, or (ii) if no grace period is specified within such DIP Financing Documents, within 10 days after the sooner to occur of any Senior Officer's receipt of notice of such breach from Lender or the date on which such failure or neglect first becomes known to any Senior Officer.

                  (f) Cross-Defaults. There shall occur any default or event of default on the part of any Borrower or any other Obligor under any agreement, document or instrument which is entered into after the Petition Date and which relates to any Debt.

                  (g) Uninsured Losses; Unauthorized Dispositions. There shall occur any material loss, theft, damage or destruction not fully covered by insurance (as required by this Agreement and subject to such deductibles as Lender shall have agreed to in writing), or any sale, lease or encumbrance of any of the Collateral or the making of any levy, seizure, or attachment thereof or thereon, except as may be specifically permitted by other provisions of this Agreement.

                  (h) Certain Bankruptcy Events. Any Borrower shall fail to comply with any of the provisions of the Financing Orders in any material respect; a trustee shall be appointed in any Chapter 11 Case; an examiner shall be appointed in any Chapter 11 Case with enlarged powers (powers beyond those set forth in Section 1106(a)(3) and (4) of the Bankruptcy Code) under Section 1106(b) of the Bankruptcy Code; any Chapter 11 Case shall be dismissed or converted to a case under Chapter 7; Borrowers shall obtain Court approval of a disclosure statement for a Reorganization Plan other than an Acceptable Plan or a Confirmation Order shall be entered with respect to a Reorganization Plan proposed by a Person other than Borrowers if such Reorganization Plan is not an Acceptable Plan; there shall be filed by Borrowers any motion to sell all or a substantial part of the Collateral (excluding any Acquisition Transaction as defined in the Acquisition Agreement) on terms that are not acceptable to Lender in its sole discretion; the Final Financing Order is not entered by October 22, 2002; any Borrower shall file any motion to alter, amend, vacate, supplement, modify, or reconsider, in any respect, either of the Financing Orders or, without Lender's prior written consent, either of the Financing Orders is amended, vacated, stayed, reversed or otherwise modified; the Court shall enter an order granting to any Person (other than Lender) relief from the automatic stay to foreclose upon a Lien with respect to any Property of any Borrower that has an aggregate book value in excess of $250,000 or to terminate or otherwise exercise remedies under any material agreement, document or instrument which is entered into after the Petition Date, whether or not it relates to any Debt; any Borrower shall file a motion or other request with the Court seeking authority to use any cash proceeds of the Collateral or to obtain any financing under
Section 364(c) or Section 364(d) of the Bankruptcy Code or otherwise secured by a Lien upon any Collateral (in each case (i) without Lender's prior written consent or (ii) if such motion fails to contemplate payment in full of the Obligations); or, without Lender's consent, any Obligor shall discontinue or suspend all or any material part of its business operations or commence an orderly wind-down or liquidation of any material part of the Collateral.

                  (i) Failure of DIP Financing Documents. Any material covenant, agreement or obligation of any Obligor contained in or evidenced by any of the DIP Financing Documents shall cease to be enforceable or shall be determined to be unenforceable in accordance with its terms other than by reason of Lender's actions; any Obligor shall deny or disaffirm its obligations under any of the DIP Financing Documents or Liens granted in connection therewith; any Obligor shall initiate or support (in any such case by way of any motion or other pleading filed with the Court or any other writing to another party-in-interest executed by or behalf of an Obligor) any other Person's opposition of or challenge to the enforceability, validity and priority of the DIP Financing Documents or the Liens granted thereby; or the Liens granted in any of the Collateral owned by any Obligor shall be determined to be voidable, invalid or subordinated or shall be determined, with respect to any material part of the Collateral owned by any Obligor, to be unperfected or not to have the priority contemplated by this Agreement.

                  (j) Guarantor Defaults. Any Guarantor shall be in default under the terms of any agreement, document or instrument which relates to any Debt for Money Borrowed; or any Insolvency Proceeding shall be commenced by or against any Guarantor.

                  (k) Material Contracts. Any Material Contract shall be terminated or amended in any material respect without the prior written consent of Lender, unless said contract is concurrently replaced with a comparable agreement on comparable terms.

         Section 11.2 Acceleration of the Obligations. Without in any way limiting the right of Lender to demand payment of any portion of the Obligations payable on demand in accordance with this Agreement, upon or at any time after the occurrence of an Event of Default as above provided, Lender may, in its discretion, (i) declare the principal of and any accrued interest on the Post-Petition Loans and all other Obligations owing under any of the DIP Financing Documents to be, whereupon the same shall become, without further notice or demand (all of which notice and demand each Obligor expressly waives), forthwith due and payable and Borrowers shall forthwith pay to Lender the entire principal of and accrued and unpaid interest on the Post-Petition Loans and other Obligations plus reasonable attorneys' fees and expenses if such principal and interest are collected by or through an attorney-at-law; and (ii) terminate the Commitment.

         Section 11.3 Remedies. Subject to the Financing Orders, upon or at any time after the occurrence of an Event of Default, Lender may, in its discretion, exercise from time to time the following rights and remedies to enforce collection of the Obligations (without prejudice to the rights of Lender to enforce its Claims against any or all Obligors):

                  (a) All of the rights and remedies of a secured party under the UCC or under other Applicable Law, and all other legal and equitable rights to which Lender may be entitled under any of the DIP Financing Documents or the Financing Orders, all of which rights and remedies shall be cumulative and shall be in addition to any other rights and remedies contained in this Agreement or any of the other DIP Financing Documents, and none of which shall be exclusive.

                  (b) The right to collect Accounts, Chattel Paper, Instruments and General Intangibles and all other rights of any Obligor to the payment of money from any Person obligated therefor.

                  (c) The right to take immediate possession of all tangible items of the Collateral and (i) to require any Obligor to assemble such Collateral, at such Obligor's expense, and make it available to Lender at a place designated by Lender that is reasonably convenient to both parties and
(ii) to enter any of the premises of any Obligor or wherever any of the Collateral shall be located, and to keep and store the same on said premises until sold (and if said premises be the Property of any Obligor, such Obligor agrees not to charge Lender for storage thereof).

                  (d) The right to sell or otherwise dispose of all or any Inventory in its then condition, or after any further manufacturing or processing thereof, at public or private sale or sales, with such notice as may be required by law, in lots or in bulk, for cash or on credit, all as Lender, in its sole discretion, may deem advisable; each Obligor agrees that 10 days written notice to such Obligor of any public or private sale or other disposition of such Collateral shall be reasonable notice thereof, and such sale shall be at such locations as Lender may designate in said notice. Lender shall have the right to conduct such sales on any Obligor's premises, without charge therefor, and such sales may be adjourned from time to time in accordance with Applicable Law; Lender may sell, lease or otherwise dispose of such Collateral, or any part thereof, for cash, credit or any combination thereof, and Lender may purchase all or any part of such Collateral at public or, if permitted by Applicable Law, private sale and, in lieu of actual payment of such purchase price, may set off the amount of such price against the Obligations.

         Section 11.4 Licenses and Sale of Collateral. Lender is hereby irrevocably granted a license or other right to use, without charge, which license or right can only be exercised upon an Event of Default, each Obligor's labels, patents, copyrights, rights of use of any name, trade secrets, tradenames, trademarks and advertising matter, or any Property of a similar nature, as it pertains to the Collateral, in advertising for sale and selling any Collateral and each Obligor's rights under all licenses and all franchise agreements shall inure to Lender's benefit, to the extent permissible under the applicable agreement(s) and Applicable Law. Any proceeds realized from the sale of any Collateral may be applied to the Obligations, after allowing 2 Business Days for collection, to principal, interest, fees and expenses (including Extraordinary Expenses) in such order and manner as Lender, in its sole discretion, may determine.

         Section 11.5 Setoff. In addition to any Liens granted under any of the DIP Financing Documents and any rights now or hereafter available under Applicable Law, Lender (and each of its Affiliates) is hereby authorized by each Obligor at any time that an Event of Default exists, without notice, except as required by the Financing Orders, to such Obligor or any other Person (any such notice being hereby expressly waived) to set off and to appropriate and to apply any and all deposits, general or special (including Debt evidenced by certificates of deposit whether matured or unmatured (but not including trust accounts)) and any other Debt at any time held or owing by Lender, such Lender or any of its Affiliates to or for the credit or the account of such Obligor against and on account of the Obligations of such Obligor arising under the DIP Financing Documents to Lender, or any of its Affiliates, including all Post-Petition Loans and all claims of any nature or description arising out of or in connection with this Agreement, irrespective of whether or not (i) Lender shall have made any demand hereunder, (ii) Lender shall have declared the principal of and interest on the Post-Petition Loans and other amounts due hereunder to be due and payable as permitted by this Agreement and even though such Obligations may be contingent or unmatured or (iii) the Collateral for the Obligations is adequate.

         Section 11.6 Pledged Securities.

                  (a) After the occurrence of an Event of Default, if Lender shall have given notice of its intent to exercise such rights to the relevant Obligor or Obligors, (i) Lender shall have the right to receive any and all cash dividends, payments or other proceeds paid in respect of the Pledged Securities and make application thereof to the Obligations in the order set forth herein, and (ii) Lender or its nominee may exercise (A) all voting, consensual, corporate and other rights pertaining to the Pledged Securities at any meeting of shareholders, partners or members, as the case may be, of the relevant issuers of Pledged Securities or otherwise and (B) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to the Pledged Securities as if it were the absolute owner thereof (including the right to exchange at its discretion any and all of the Pledged Securities upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of any issuer of Pledged Securities, the right to deposit and deliver any and all of the Pledged Securities with any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as Lender may determine), all without liability except to account for Property actually received by it, but Lender shall have no duty to any Obligor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

                  (b) In order to permit Lender to exercise the voting and other consensual rights which it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions which it may be entitled to receive hereunder, (i) each Obligor shall promptly execute and deliver (or cause to be executed and delivered) to Lender all such proxies, dividend payment orders and other instruments as Lender may from time to time reasonably request and (ii) without limiting the effect of clause (i) above, each Obligor hereby grants to Lender an irrevocable proxy to vote all or any part of the Pledged Securities and to exercise all of the rights, powers, privileges and remedies to which a holder of the Pledged Securities would be entitled, which proxy shall be effective, automatically and without the necessity of any action (including any transfer of any Pledged Securities on the record books of the issuer thereof) by any other Person (including the issuer of such Pledged Securities or any officer or agent thereof), after the occurrence of an Event of Default and which proxy shall only terminate upon the Full Payment of the Obligations.

                  (c) Each Obligor hereby expressly authorizes and instructs each issuer of any Pledged Securities pledged hereunder by such Obligor to (i) comply with any instruction received by it from Lender in writing that (a) states that an Event of Default has occurred and is continuing and (b) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Obligor, and each Obligor agrees that such issuer shall be fully protected in so complying and (ii) unless otherwise expressly permitted hereby, pay any dividends or other payments with respect to the Pledged Securities directly to Lender.

         Section 11.7 Remedies Cumulative; No Waiver.

                  (a) All covenants, conditions, provisions, warranties, guaranties, indemnities, and other undertakings of Obligors contained in this Agreement and the other DIP Financing Documents, or in any document referred to herein or contained in any agreement supplementary hereto or in any schedule given to Lender or contained in any other agreement between Lender and any Obligor, heretofore, concurrently, or hereafter entered into, shall be deemed cumulative to and not in derogation or substitution of any of the terms, covenants, conditions, or agreements of Obligors herein contained. The rights and remedies of Lender under this Agreement and the other DIP Financing Documents shall be cumulative and not exclusive of any rights or remedies that Lender would otherwise have.

                  (b) The failure or delay of Lender to require strict performance by any Obligor of any provision of any of the DIP Financing Documents or to exercise or enforce any rights, Liens, powers or remedies under any of the DIP Financing Documents or with respect to any Collateral shall not operate as a waiver of such performance, Liens, rights, powers and remedies, but all such requirements, Liens, rights, powers, and remedies shall continue in full force and effect until all Loans and all other Obligations owing or to become owing from Obligors to Lender shall have been fully satisfied. None of the undertakings, agreements, warranties, covenants and representations of any Obligor contained in this Agreement or any of the other DIP Financing Documents and no Event of Default by Borrowers under this Agreement or any other DIP Financing Documents shall be deemed to have been suspended or waived by Lender, unless such suspension or waiver is by an instrument in writing specifying such suspension or waiver and is signed by a duly authorized representative of Lender and directed to Borrowers.

                  (c) If Lender shall accept performance by any Obligor, in whole or in part, of any obligation that such Obligor is required by any of the DIP Financing Documents to perform only when a Default or Event of Default exists, or if Lender shall exercise any right or remedy under any of the DIP Financing Documents that may not be exercised other than when a Default or Event of Default exists, Lender's acceptance of such performance by such Obligor or Lender's exercise of any such right or remedy shall not operate to waive any such Event of Default or to preclude the exercise by Lender of any other right or remedy, unless otherwise expressly agreed in writing by Lender, as the case may be.

                                   ARTICLE 12
              BENEFIT OF AGREEMENT; ASSIGNMENTS AND PARTICIPATIONS

         Section 12.1 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of Obligors, Lender and their respective successors and assigns, except that (a) no Obligor shall have any right to assign its rights or delegate performance of any of its obligations under any of the DIP Financing Documents and (b) any assignment by Lender must be made in compliance with Section 12.3 hereof. Any assignee or transferee of a Note agrees by acceptance thereof to be bound by all the terms and provisions of the DIP Financing Documents. Any request, authority or consent of any Person, who at the time of making such request or giving such authority or consent is the holder of a Note, shall be conclusive and binding on any subsequent holder, transferee or assignee of such Note or of any Note or Notes issued in exchange therefor.

         Section 12.2 Participations.

                  (a) Permitted Participants; Effect. Lender may, in accordance with Applicable Law, at any time sell to one or more Affiliates, banks or other financial institutions (each a "PARTICIPANT") a participating interest in any of the Obligations owing to Lender, any Commitment of Lender or any other interest of Lender under any of the DIP Financing Documents. In the event of any such sale by Lender of participating interests to a Participant, Lender's obligations under the DIP Financing Documents shall remain unchanged, Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, Lender shall remain the holder of any Note for all purposes under the DIP Financing Documents, all amounts payable by any Obligor under this Agreement and any of the Notes shall be determined as if Lender had not sold such participating interests, and Borrowers shall continue to deal solely and directly with Lender in connection with Lender's rights and obligations under the DIP Financing Documents. If Lender sells a participation to a Person other than an Affiliate of Lender, then Lender shall give prompt written notice thereof to Borrowers.

                  (b) Voting Rights. Lender shall retain the sole right to approve, without the consent of any Participant, any amendment, modification or waiver of any provision of the DIP Financing Documents other than an amendment, modification or waiver with respect to any Post-Petition Loans or Commitment in which such Participant has an interest which forgives principal, interest or fees or reduces the stated interest rate or the stated rates at which fees are payable with respect to any such Post-Petition Loan or Commitment, postpones the Commitment Termination Date, or any date fixed for any regularly scheduled payment of interest or fees on such Post-Petition Loan or Commitment, or releases from liability Borrowers or any Guarantor or releases any substantial portion of any of the Collateral.

                  (c) Benefit of Set-Off. Each Obligor agrees that each Participant shall be deemed to have the right of set-off provided in Section
11.5 hereof in respect of its participating interest in amounts owing under the DIP Financing Documents to the same extent and subject to the same requirements under this Agreement as if the amount of its participating interest were owing directly to it as Lender under the DIP Financing Documents, provided that Lender shall retain the right of set-off provided in Section 11.5 hereof with respect to the amount of participating interests sold to each Participant. Lender agrees to share with each Participant, and each Participant by exercising the right of set-off provided in Section 11.5 agrees to share with Lender, any amount received pursuant to the exercise of its right of set-off.

         Section 12.3 Assignments.

                  (a) Permitted Assignments. Lender may, in accordance with Applicable Law, at any time assign to any Eligible Assignee any part (but not all) of its rights and obligations under the DIP Financing Documents, so long as
(i) each assignment is of a constant, and not a varying, ratable percentage of all of the transferor Lender's rights and obligations under the DIP Financing Documents with respect to the Post-Petition Loans and is in a minimum principal amount of $1,000,000; and (ii) immediately after giving effect to any assignment, the aggregate amount of the Commitment retained by the transferor Lender shall in no event be less than $500,000. Each assignee shall be deemed to have consented and be subject to, and to be bound by the terms of, all of the DIP Financing Documents.

                  (b) Effect; Effective Date. On and after the effective date of any assignment, such Eligible Assignee shall for all purposes be a Lender party to the Agreement and any other DIP Financing Document executed by Lender and shall have all the rights and obligations of Lender under the DIP Financing Documents to the same extent as if it were an original party thereto, and no further consent or action by any Obligor shall be required to release the transferor Lender with respect to the Commitment (or portion thereof) of such Lender and Obligations assigned to such Eligible Assignee. Upon the consummation of any assignment to an Eligible Assignee pursuant to this Section 12.3(b), the transferor Lender and Borrowers shall make appropriate arrangements so that replacement Notes are issued to such transferor Lender and new Notes or, as appropriate, replacement Notes, are issued to such Eligible Assignee, in each case in principal amounts reflecting their respective Commitments, as adjusted pursuant to such assignment. The transferring Lender shall continue to be entitled to the benefits of all indemnities applicable to the period prior to the effective date of the assignment.

                  (c) Dissemination of Information. Borrowers authorize Lender to disclose to any Participant, any Eligible Assignee or any other Person acquiring an interest in the DIP Financing Documents by operation of law (each a "TRANSFEREE"), and any prospective Transferee, any and all information in Lender's possession concerning Borrowers, the Subsidiaries of Borrowers or the Collateral, subject to appropriate confidentiality undertakings on the part of such Transferee.

                                   ARTICLE 13
                                  MISCELLANEOUS

         Section 13.1 Power of Attorney. Each Obligor hereby irrevocably designates, makes, constitutes and appoints Lender (and all Persons designated by Lender) as such Obligor's true and lawful attorney (and Lender-in-fact) and Lender, or Lender's designee, may, without notice to such Obligor and in either such Obligor's or Lender's name, but at the cost and expense of such Obligor:

                  (a) At such time or times as Lender or said designee, in its sole discretion, may determine, endorse such Obligor's name on any Payment Item or proceeds of the Collateral which come into the possession of Lender or under Lender's control.

                  (b) At any time that an Event of Default exists and subject to any notice required under the Financing Orders: (i) demand payment of the Accounts from the Account Debtors, enforce payment of the Accounts by legal proceedings or otherwise, and generally exercise all of such Obligor's rights and remedies with respect to the collection of the Accounts; (ii) settle, adjust, compromise, discharge or release any of the Accounts or other Collateral or any legal proceedings brought to collect any of the Accounts or other Collateral; (iii) sell or assign any of the Accounts and other Collateral upon such terms, for such amounts and at such time or times as Lender deems advisable; (iv) take control, in any manner, of any item of payment or proceeds relating to any Collateral; (v) prepare, file and sign such Obligor's name to a proof of claim in bankruptcy or similar document against any Account Debtor or to any notice of lien, assignment or satisfaction of Lien or similar document in connection with any of the Collateral; (vi) receive, open and dispose of all mail addressed to such Obligor and to notify postal authorities to change the address for delivery thereof to such address as Lender may designate; (vii) endorse the name of such Obligor upon any of the items of payment or proceeds relating to any Collateral and deposit the same to the account of Lender on account of the Obligations; (viii) endorse the name of such Obligor upon any chattel paper, document, instrument, invoice, freight bill, bill of lading or similar document or agreement relating to any Accounts or Inventory of any Obligor and any other Collateral; (ix) use such Obligor's stationery and sign the name of such Obligor to verifications of the Accounts and notices thereof to Account Debtors; (x) use the information recorded on or contained in any data processing equipment and computer hardware and software relating to the Accounts, Inventory and any other Collateral; (xi) make and adjust claims under policies of insurance; and (xii) do all other acts and things necessary, in Lender's determination, to fulfill such Obligor's obligations under this Agreement.

         Section 13.2 General Indemnity. Each Obligor hereby agrees to indemnify and defend the Indemnitees and to hold the Indemnitees harmless from and against any Claim ever suffered or incurred by any of the Indemnitees arising out of or related to this Agreement or any of the other DIP Financing Documents, the performance by Lender of its duties or the exercise of any of its rights or remedies hereunder, or the result of such Obligor's failure to observe, perform or discharge any of such Obligor's duties hereunder. Each Obligor shall also indemnify and defend the Indemnitees against and save the Indemnitees harmless from all Claims of any Person arising out of, related to, or with respect to any transactions entered into pursuant to this Agreement or Lender's Lien arising from the DIP Financing Documents upon the Collateral. Without limiting the generality of the foregoing, these indemnities shall extend to any Claims asserted against any of the Indemnitees by any Person under any Environmental Laws or similar laws by reason of such Obligor's or any other Person's failure to comply with laws applicable to Hazardous Materials. Additionally, if any Taxes (excluding Taxes imposed upon or measured solely by the net income of Lender, but including, any intangibles tax, stamp tax, recording tax or franchise tax) shall be payable by Lender, or any Obligor on account of the execution or delivery of this Agreement, or the execution, delivery, issuance or recording of any of the other DIP Financing Documents, or the creation or repayment of any of the Obligations hereunder, by reason of any Applicable Law now or hereafter in effect, such Obligor shall pay (or will promptly reimburse Lender for the payment of) all such Taxes, including any interest and penalties thereon, and will indemnify and hold Indemnitees harmless from and against liability in connection therewith. The foregoing indemnities shall not apply to protect any of the Indemnitees for the consequences of their own gross negligence or willful misconduct.

         Section 13.3 Survival of All Indemnities. Notwithstanding anything to the contrary in this Agreement or any of the other DIP Financing Documents, the obligation of each Obligor and Lender with respect to each indemnity given by it in this Agreement shall survive the Full Payment of the Obligations and the termination of any of the Commitment.

         Section 13.4 Indulgences Not Waivers. Lender's failure at any time or times hereafter to require strict performance by any Obligor of any provision of this Agreement shall not waive, affect or diminish any right of Lender thereafter to demand strict compliance and performance therewith.

         Section 13.5 Modification of Agreement. This Agreement may not be modified, altered or amended, except by an agreement in writing signed by Obligors and Lender.

         Section 13.6 Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under Applicable Law, but if any provision of this Agreement shall be prohibited by or invalid under Applicable Law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         Section 13.7 Cumulative Effect; Conflict of Terms. To the fullest extent permitted by Applicable Law, the provisions of the Security Documents are hereby made cumulative with the provisions of this Agreement. Except as otherwise provided in any of the other DIP Financing Documents by specific reference to the applicable provision of this Agreement, if any provision contained in this Agreement is in direct conflict with, or inconsistent with, any provision in any of the other DIP Financing Documents (other than the Financing Orders), the provision contained in this Agreement shall govern and control; in the event that any provision in this Agreement is in direct conflict with, or inconsistent with, any provisions of the Financing Orders, the provisions of the Financing Orders shall govern and control.

         Section 13.8 Execution in Counterparts. This Agreement and any amendments hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument.

         Section 13.9 Lender's Consent. Whenever Lender's consent is required to be obtained under this Agreement or any of the other DIP Financing Documents as a condition to any action, inaction, condition or event, Lender shall be authorized to give or withhold its consent in its sole and absolute discretion, unless expressly stated otherwise.

         Section 13.10 Notices. All notices, requests and demands to or upon a party hereto shall be in writing and shall be sent by certified or registered mail, return receipt requested, personal delivery against receipt or by telecopier or other facsimile transmission and shall be deemed to have been validly served, given or delivered when delivered against receipt or 3 Business Days after deposit in the U.S. mail, certified mail postage prepaid, or, in the case of facsimile transmission, when received (if on a Business Day and, if not received on a Business Day, then on the next Business Day after receipt) at the office where the noticed party's telecopier is located, in each case addressed to the noticed party at the address shown for such party on the signature page hereof. Notwithstanding the foregoing, no notice to or upon Lender pursuant to
Section 3.1 or Section 5.2(b) shall be effective until actually received by the individual to whose attention at Lender such notice is required to be sent. Any written notice or demand that is not sent in conformity with the provisions hereof shall nevertheless be effective on the date that such notice is actually received by the noticed party.

         Section 13.11 Performance of Borrowers' Obligations. If any Obligor shall fail to discharge any covenant, duty or obligation hereunder or under any of the other DIP Financing Documents, Lender may, in its sole discretion at any time or from time to time, for the Obligor's account and at the Obligor's expense, pay any amount or do any act required of Obligor hereunder or under any of the DIP Financing Documents or otherwise lawfully requested by Lender to enforce any of the DIP Financing Documents or Obligations, preserve, protect, insure or maintain any of the Collateral, or preserve, defend, protect or maintain the validity or priority of Lender's Liens in any of the Collateral, including the payment of any judgment against any Obligor, any insurance premium, any warehouse charge, any finishing or processing charge, any landlord claim, any other Lien upon or with respect to any of the Collateral. All payments that Lender may make under this Section and all out-of-pocket costs and expenses (including Extraordinary Expenses) that Lender pays or incurs in connection with any action taken by it hereunder shall be reimbursed to Lender by any Obligor on demand with interest from the date such payment is made or such costs or expenses are incurred to the date of payment thereof at the Default Rate applicable for Post-Petition Loans. Any payment made or other action taken by Lender under this Section shall be without prejudice to any right to assert, and without waiver of, an Event of Default hereunder and to proceed thereafter as provided herein or in any of the other DIP Financing Documents.

         Section 13.12 Time of Essence. Time is of the essence of this Agreement and the Security Documents.

         Section 13.13 Entire Agreement; Appendix A, Exhibits and Schedules. This Agreement and the other DIP Financing Documents, together with all other instruments, agreements and certificates executed by the parties in connection therewith or with reference thereto, embody the entire understanding and agreement between the parties hereto and thereto with respect to the subject matter hereof and thereof and supersede all prior agreements, understandings and inducements, whether express or implied, oral or written. Appendix A, each of the Exhibits and each of the Schedules attached hereto are incorporated into this Agreement and by this reference made a part hereof.

         Section 13.14 Interpretation. No provision of this Agreement or any of the other DIP Financing Documents shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having, or being deemed to have, structured, drafted or dictated such provision.

         Section 13.15 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

         Section 13.16 Waivers by Obligors. To the fullest extent permitted by Applicable Law, each Obligor waives (a) the right to trial by jury (which Lender hereby also waives) in any action, suit, proceeding or counterclaim of any kind arising out of or related to any of the DIP Financing Documents, the Obligations or the Collateral; (b) presentment, demand and protest and notice of presentment, protest, default, non payment, maturity, release, compromise, settlement, extension or renewal of any or all commercial paper, accounts, contract rights, documents, instruments, chattel paper and guaranties at any time held by Lender on which each Obligor may in any way be liable and hereby ratifies and confirms whatever Lender may do in this regard; (c) except as provided in the Financing Orders, notice prior to taking possession or control of the Collateral or any bond or security which might be required by any court prior to allowing Lender to exercise any of Lender's remedies; (d) the benefit of all valuation, appraisement and exemption laws; and (e) notice of acceptance hereof. Each Obligor acknowledges that the foregoing waivers are a material inducement to Lender's entering into this Agreement and that Lender is relying upon the foregoing waivers in its future dealings with Obligors. Each Obligor warrants and represents that it has reviewed the foregoing waivers with its legal counsel and has knowingly and voluntarily waived its jury trial rights following consultation with legal counsel. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court in which such litigation is brought.

         Section 13.17 Release. BORROWERS, IN THEIR OWN RIGHT AND ON BEHALF OF THEIR RESPECTIVE ESTATES, REPRESENTATIVES, DIRECTORS, OFFICERS, EMPLOYEES, INDEPENDENT CONTRACTORS, ATTORNEYS AND AGENTS, AND THEIR SUCCESSORS AND ASSIGNS (COLLECTIVELY, THE "RELEASING PARTIES"), HEREBY JOINTLY AND SEVERALLY RELEASE, ACQUIT, AND FOREVER DISCHARGE LENDER AND ITS REPRESENTATIVES, DIRECTORS, OFFICERS, EMPLOYEES, INDEPENDENT CONTRACTORS, ATTORNEYS AND AGENTS, AND THEIR SUCCESSORS AND ASSIGNS (COLLECTIVELY, THE "RELEASED PARTIES"), FROM ANY AND ALL ACTS AND OMISSIONS OF THE RELEASED PARTIES, AND FROM ANY AND ALL CLAIMS, CAUSES OF ACTION, AVOIDANCE ACTIONS, COUNTERCLAIMS, DEMANDS, CONTROVERSIES, COSTS, DEBTS, SUMS OF MONEY, ACCOUNTS, RECKONINGS, BONDS, BILLS, DAMAGES, OBLIGATIONS, LIABILITIES, OBJECTIONS, LEGAL PROCEEDINGS, EQUITABLE PROCEEDINGS, AND EXECUTIONS OF ANY NATURE, TYPE, OR DESCRIPTION WHICH THE RELEASING PARTIES HAVE OR MAY COME TO HAVE AGAINST THE RELEASED PARTIES, WHETHER DIRECTLY, INDIRECTLY OR DERIVATIVELY, WHETHER OR NOT IN CONNECTION WITH OR RELATED TO THE DIP FINANCING DOCUMENTS OR ANY MATTER OR DOCUMENT RELATED HERETO, AT LAW OR IN EQUITY, BY STATUTE OR COMMON LAW, IN CONTRACT, IN TORT, WHETHER THE LAW OF THE UNITED STATES OR ANY OTHER COUNTRY, UNION, ORGANIZATION OF FOREIGN COUNTRIES OR OTHERWISE, KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, BUT EXCLUDING OBLIGATIONS OF LENDER UNDER THE ACQUISITION AGREEMENT AND THE DIP FINANCING DOCUMENTS (THE "RELEASED CLAIMS"). BORROWERS FURTHER COVENANT NOT TO SUE THE RELEASED PARTIES ON ACCOUNT OF ANY RELEASED CLAIM. THIS SECTION IS IN ADDITION TO AND SHALL NOT IN ANY WAY LIMIT ANY OTHER RELEASE, COVENANT NOT TO SUE, OR WAIVER BY THE RELEASING PARTIES IN FAVOR OF THE RELEASED PARTIES.

            [The remainder of this page is intentionally left blank.
                            Signature pages follow.]

         IN WITNESS WHEREOF, this Agreement has been duly executed on the day and year specified at the beginning of this Agreement.

                             BORROWERS:

                             PEREGRINE SYSTEMS, INC., a Delaware corporation


                             By:    /s/ KEN SEXTON
                             Name:  Ken Sexton
                             Title: CFO

                                    Address: 2611 Valley Centre Drive, Floor 5
                                             San Diego, California 92130
                                    Telecopier No: 858-481-1751

                             PEREGRINE REMEDY, INC., a Delaware corporation


                             By:    /s/ KEN SEXTON
                             Name:  Ken Sexton
                             Title: CFO

                                    Address: 1585 Charleston Road
                                             Mountain View, California 94043
                                    Telecopier No: 650-903-5200



                                 Signature Page

                             GUARANTORS:

                             PEREGRINE SYSTEMS GLOBAL LTD.


                             By:    /s/ KEN SEXTON
                             Name:  Ken Sexton
                             Title: CFO

                                    Address: 2611 Valley Centre Drive, Floor 5
                                             San Diego, California 92130
                                    Telecopier No: 858-481-1751

                             REMEDY SOFTWARE IRELAND, LTD.


                             By:    /s/ KEN SEXTON
                             Name:  Ken Sexton
                             Title: CFO

                                    Address: 1585 Charleston Road
                                             Mountain View, California 94043
                                    Telecopier No: 650-903-5200



                                 Signature Page

                             LENDER:

                             BMC SOFTWARE, INC., a Delaware corporation


                             By:    /s/ ROBERT H. WHILDEN, JR.
                             Name:  Robert H. Whilden, Jr.
                             Title: Senior Vice President and General Counsel

                                    Address: 2101 City West Boulevard
                                             Houston, Texas 77042-2827
                                    Telecopier No: 713-918-8000



                                 Signature Page

                                   APPENDIX A
                               GENERAL DEFINITIONS

         When used in the Debtor In Possession Credit Agreement dated as of September 24, 2002 (as at any time amended, the "AGREEMENT"), by and among PEREGRINE SYSTEMS, INC., a Delaware corporation and a Chapter 11 debtor-in-possession, and PEREGRINE REMEDY, INC., a Delaware corporation and a Chapter 11 debtor-in-possession (collectively, "BORROWERS"), a Delaware corporation and a Chapter 11 debtor-in-possession, each Guarantor listed on the signature pages thereto and BMC SOFTWARE, INC., a Delaware corporation ("LENDER"), the following terms shall have the following meanings (terms defined in the singular to have the same meaning when used in the plural and vice versa) (all capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Acquisition Agreement):

         ACCEPTABLE PLAN - a Reorganization Plan which provides for Full Payment of all Obligations on the effective date of such Reorganization Plan, provides for an effective date thereof no later than 45 days after the date of entry of the Confirmation Order, or which is otherwise acceptable to Lender, in its sole and absolute discretion.

         ACCOUNT - shall have the meaning ascribed to "account" in the UCC as such definition may be amended from time to time and shall include a right to payment for goods sold or leased or for services rendered that is not evidenced by an Instrument or Chattel Paper, whether or not any such right to payment has been earned by performance.

         ACCOUNT DEBTOR - any Person who is or may become obligated under or on account of an Account.

         ACQUISITION AGREEMENT - the Acquisition Agreement dated as of September 20, 2002 among Lender and Borrowers, as the same may be amended, modified or supplemented from time to time.

         AFFILIATE - a Person (other than a Subsidiary): (a) which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, another Person; (b) which beneficially owns or holds 10% or more of any class of the Equity Interests of another Person; or (c) 10% or more of the Equity Interests of which is beneficially owned or held by another Person or a Subsidiary of another Person.

         AGREEMENT - the Debtor In Possession Credit Agreement referred to in the first sentence of this Appendix A, all Exhibits and Schedules thereto and this Appendix A.

         APPLICABLE LAW - all laws, rules and regulations applicable to the Person, conduct, transaction, covenant or DIP Financing Documents in question, including all applicable common law and equitable principles; all provisions of all applicable state and federal constitutions, statutes, rules, regulations and orders of governmental bodies; and orders, judgments and decrees of all courts and arbitrators.

         ASSET DISPOSITION - any sale, issuance, conveyance, transfer, lease or other disposition by any Borrower or any Guarantor in one or a series of related transactions, of any Property including, without limitation, any Collateral or Equity Interests of such Borrower or such Guarantor to any Person (other than to a Borrower or any Guarantor).

         AVERAGE LOAN BALANCE - for any period, the amount obtained by adding the aggregate unpaid balance of Post-Petition Loans at the end of each day for the period in question and by dividing such sum by the number of days in such period.

         AVOIDANCE CLAIM - any claim that could be asserted by or on behalf of any Borrower or its Estate against a Person under 11 U.S.C. Sections 544, 546, 547, 548, 549, 550 or 553.

         BASE RATE - the rate of interest announced or granted by JPMorgan Chase Bank from time to time as its prime rate which rate might not be the lowest rate charged by such bank.

         BASE RATE LOAN - a Post-Petition Loan which bears interest based upon the Base Rate.

         BID PROCEDURES ORDER - an order approving bidding procedures with respect to the Acquisition Agreement, in form and substance acceptable to Lender.

         BORROWING - a borrowing consisting of one or more Post-Petition Loans made or deemed made on the same day by Lender.

         BREAK-UP FEE - as defined in the Acquisition Agreement.

         BUDGET - a 12-week cash expense budget detailing the anticipated cash receipts and expenditures and permitted cumulative variances, including Professional Expenses, of Borrowers and their Subsidiaries through the first 12 weeks following the Petition Date, as amended or supplemented from time to time with Lender's prior written consent, which budget (and any amendments thereto) shall be in form and substance acceptable to the Lender and shall be incorporated into the Financing Orders.

         BUDGETED EXPENSES - expenses permitted to be paid by Obligors in the amounts and for the purposes and within the variances set forth in the Budget.

         BUSINESS DAY - any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the State of Texas or is a day on which banking institutions located in such state are closed.

         CAPITAL EXPENDITURES - expenditures made for the acquisition of any fixed assets or improvements, replacements, substitutions or additions thereto which have a useful life of more than one year, including the total principal portion of Capitalized Lease Obligations.

         CAPITALIZED LEASE OBLIGATION - any Debt represented by obligations under a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP.

         CARVE OUT - as defined in the Interim Financing Order and subject to the limitations set forth therein.

         CASH EQUIVALENTS - (a) marketable direct obligations issued or unconditionally guaranteed by the United States government and backed by the full faith and credit of the United States government having maturities of not more than 12 months from the date of acquisition; (b) domestic certificates of deposit and time deposits having maturities of not more than 12 months from the date of acquisition, bankers' acceptances having maturities of not more than 12 months from the date of acquisition and overnight bank deposits, in each case issued by any commercial bank organized under the laws of the United States, any state thereof or the District of Columbia, which at the time of acquisition are rated A-1 (or better) by S&P or P-1 (or better) by Moody's, and (unless issued by a Lender) not subject to offset rights in favor of such bank arising from any banking relationship with such bank; (c) repurchase obligations with a term of not more than 30 days for underlying securities of the types described in clauses (a) and (b) entered into with any financial institution meeting the qualifications specified in clause (b) above; and (d) commercial paper having at the time of investment therein or a contractual commitment to invest therein a rating of A-1 (or better) by S&P or P-1 (or better) by Moody's, and having a maturity within 9 months after the date of acquisition thereof.

         CERCLA - the Comprehensive Environmental Response Compensation and Liability Act, 42 U.S.C. Section 9601 et seq. and its implementing regulations.

         CHAPTER 11 CASE - as defined in the Recitals hereto.

         CHATTEL PAPER - shall have the meaning ascribed to the term "chattel paper" in the UCC, as such definition may be amended from time to time.

         CLAIMS - any and all claims, demands, liabilities, obligations, losses, damages, penalties, actions, judgments, suits, awards, remedial response costs, expenses or disbursements of any kind or nature whatsoever (including reasonable attorneys', accountants', consultants' or paralegals' fees and expenses), whether arising under or in connection with the DIP Financing Documents, any Applicable Law (including any Environmental Laws) or otherwise, that may now or hereafter be suffered or incurred by a Person and whether suffered or incurred in or as a result of any investigation, litigation, arbitration or other judicial or non-judicial proceeding or any appeals related thereto.

         CLOSING DATE - the date on which all of the conditions precedent in
Section 10.1 of the Agreement are satisfied and the initial Post-Petition Loan is made under the Agreement.

         COLLATERAL - all of the Property and interests in Property of Borrowers that are described in Article 6 of the Agreement, and all other Property and interests in Property that now or hereafter secure the payment and performance of any of the Obligations, whether or not such Property or interest in Property was in existence on or acquired by a Borrower or any other Obligor prior to or after the Petition Date.

         COMMITMENT - at any date, the obligation of Lender to make Post-Petition Loans and provide Credit Support pursuant to the terms and conditions of the Agreement, the maximum amount of which shall be $110,000,000 less the unpaid balance of the Pre-Petition Emergency Loan.

         COMMITMENT TERMINATION DATE - the date that is the soonest to occur of:
(a) the last day of the DIP Term, (b) the effective date of any Acceptable Plan or the date of entry of a Confirmation Order with respect to any other Reorganization Plan, (c) the closing date of the sale contemplated by the Acquisition Agreement, (d) fifteen (15) days after the entry of a Court order approving a sale of the stock or assets of Company to any other than Lender or an Affiliate thereof, (e) the date Lender terminates the DIP Facility pursuant to Section 5.2(a) of the Agreement, (f) the date on which Borrowers elect to terminate the Agreement pursuant to Section 5.2(b) of the Agreement, (g) October 14, 2002, if the Bid Procedure Order has not been entered by that date.

         COMMITTEE - a creditors' or equity security holders' committee appointed in either of the Borrowers' Chapter 11 Cases by the U.S. Trustee.

         COMPANY - Peregrine Remedy, Inc., a Delaware corporation.

         COMPLIANCE CERTIFICATE - a compliance certificate to be provided by Borrowers to Lender in accordance with, and in the form annexed as Exhibit B to, the Agreement, and the supporting schedules to be annexed thereto.

         CONFIRMATION ORDER - an order entered by the Court confirming a Reorganization Plan.

         CONTINGENT OBLIGATION - with respect to any Person, any obligation of such Person arising from any guaranty, indemnity or other assurance of payment or performance of any Debt, lease, dividend or other obligation ("PRIMARY OBLIGATIONS") of any other Person (the "PRIMARY OBLIGOR") in any manner, whether directly or indirectly, including (a) the direct or indirect guaranty endorsement (other than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the obligation of a primary obligor, (b) the obligation to make take-or-pay or similar payments, if required, regardless of non-performance by any other party or parties to an agreement, (c) any obligation of such Person, whether or not contingent, (i) to purchase any such primary obligation or any Property constituting direct or indirect security therefor, (ii) to advance or supply funds (A) for the purchase or payment of any such primary obligations or
(B) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase Property, Securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof; provided, however, that the term "CONTINGENT OBLIGATION" shall not include any product warranties extended in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation with respect to which such Contingent Obligation is made (or, if less, the maximum amount of such primary obligation for which such Person may be liable pursuant to the terms of the instrument evidencing such Contingent Obligation) or, if not stated or determinable, the maximum reasonably anticipated liability with respect thereto (assuming such Person is required to perform thereunder), as determined by such Person in good faith.

         COURT - as defined in the Recitals to the Agreement.

         CRITICAL VENDOR - a Person who is a supplier of essential goods or services to an Obligor and whose continued supply of such goods and services is reasonably determined by Borrowers (with Lender's consent, not to be unreasonably withheld, or upon Court approval) to be essential to the successful sale or reorganization of such Obligor's business.

         DEBT - as applied to a Person means, without duplication: (a) all items which in accordance with GAAP would be included in determining total liabilities as shown on the liability side of a balance sheet of such Person on the date as of which Debt is to be determined, including Capitalized Lease Obligations; (b) all obligations of other Persons which such Person has guaranteed; (c) all reimbursement obligations in connection with letters of credit or letter of credit guaranties issued for the account of such Person; and (d) in the case of Borrowers (without duplication), the Obligations.

         DEFAULT - an event or condition the occurrence of which would, with the lapse of time or the giving of notice, or both, become an Event of Default.

         DEFAULT RATE - a fixed rate of 18% per annum.

         DEPOSIT ACCOUNT - a demand, time, savings, passbook, money market or other depository account, or a certificate of deposit, maintained by an Obligor with any bank, savings and loan association, credit union or other depository institution.

         DIP FACILITY - the $110,000,000 credit facility established by Lender in favor of Borrowers under Article 1 of the Agreement.

         DIP FINANCING DOCUMENTS - the Agreement, the Notes, the Security Documents, the Financing Orders, the Acquisition Agreement and any and all other agreements, instruments and documents now or hereafter executed by any Borrower or any Guarantor in favor of Lender with respect to any of the transactions contemplated by the Agreement.

         DIP MOTION - the motion of Obligors for approval of the financing under the DIP Facility pursuant to the Agreement.

         DIP NOTE - a Note to be executed by Borrowers in favor of Lender in the form of Exhibit A to the Agreement, which shall be in the face amount of the Commitment and which shall evidence all Post-Petition Loans made by Lender to Borrowers pursuant to the Agreement.

         DIP TERM - a period commencing on the date of entry of the Interim Financing Order and ending on December 31, 2002.

         DISTRIBUTION - in respect of any entity, (a) any payment of any dividends or other distributions on Equity Interests of the entity (except distributions in such Equity Interests) and (b) any purchase, redemption or other acquisition or retirement for value of any Equity Interests of the entity or any Affiliate of the entity unless made contemporaneously from the Net Proceeds of the sale of Equity Interests.

         DOCUMENT - shall have the meaning ascribed to the term "document" in the UCC, as such definition may be amended from time to time.

         DOLLARS AND THE SIGN $ - lawful money of the United States of America.

         ELIGIBLE ASSIGNEE - any commercial bank, savings and loan association, savings bank, finance company, investment fund or other financial institution (whether a corporation, partnership, or other entity), or any Affiliate of Lender.

         ENVIRONMENTAL LAWS - any and all laws, statutes, rules, regulations, orders, ordinances, codes, legal directives, notices, legal requirements and rules of common law of any effect as of the date hereof in any and all jurisdictions in which any Obligor is conducting or at any time has conducted business or where the Collateral is or was located, and any judicial or administrative interpretation thereof including, but not limited to, any judicial or administrative order, consent decree, judgment or settlement relating to the environment, Hazardous Materials or exposure to Hazardous Materials.

         ENVIRONMENTAL RELEASE - a release as defined in CERCLA or under any applicable Environmental Laws.

         EQUIPMENT - shall have the meaning ascribed to the term "equipment" in the UCC, as such definition may be amended from time to time.

         EQUITY INTEREST - the interest of (a) a shareholder in a corporation,
(b) a partner (whether general or limited) in a partnership (whether general, limited or limited liability), (c) a member in a limited liability company, or
(d) any other Person having any other form of equity security in any form of entity.

         ERISA - the Employee Retirement Income Security Act of 1974 and all rules and regulations from time to time promulgated thereunder.

         ESTATE - the estate created in each of the Chapter 11 Cases pursuant to 11 U.S.C. Section 541(a).

         EVENT OF DEFAULT - as defined in Article 11 of the Agreement.

         EXTRAORDINARY EXPENSES - all costs, expenses, fees (including fees incurred by Lender Professionals) or advances that Lender may suffer or incur, whether prior to or after the occurrence of an Event of Default, and whether prior to, after or during the pendency of an Insolvency Proceeding of an Obligor, on account of or in connection with (a) the audit, inspection, repossession, storage, repair, appraisal, insuring, completion of the manufacture of, preparing for sale, advertising for sale, selling, collecting or otherwise preserving or realizing upon any Collateral; (b) the defense of Lender's Lien upon any Collateral or the priority thereof or any adverse claim with respect to the Post-Petition Loans, the DIP Financing Documents or the Collateral asserted by any Obligor, any receiver or trustee for any Obligor or any creditor or representative of creditors of any Obligor; (c) the settlement or satisfaction of any Liens upon any Collateral (whether or not such Liens are Permitted Liens); (d) the collection or enforcement of any of the Obligations;
(e) the negotiation, documentation, and closing of any restructuring or forbearance agreement with respect to the DIP Financing Documents or Obligations; (f) amounts advanced by Lender pursuant to Section 7.1(c) of the Agreement; or (g) the enforcement of any of the provisions of any of the DIP Financing Documents. Such costs, expenses and advances may include transfer fees, taxes, storage fees, insurance costs, permit fees, utility reservation and standby fees, legal fees, appraisal fees, brokers' fees and commissions, auctioneers' fees and commissions, consultants' fees, accountants' fees, environmental study fees, wages and salaries paid to employees of Borrowers or independent contractors in liquidating any Collateral, travel expenses, all other fees and expenses payable or reimbursable by Borrowers or any other Obligor under any of the DIP Financing Documents, and all other fees and expenses associated with the enforcement of rights or remedies under any of the DIP Financing Documents, but excluding compensation paid to employees (including inside legal counsel who are employees) of Lender.

         FINAL FINANCING ORDER - an order which is entered by the Court pursuant to Section 364 of the Bankruptcy Code and Bankruptcy Rule 4001(c), which is in form and substance acceptable to Lender in all respects, and which authorizes the incurrence by Borrowers and guarantee by the Guarantors of post-petition secured and superpriority indebtedness under the DIP Facility in accordance with the DIP Financing Documents.

         FINANCING ORDERS - the Interim Financing Order and the Final Financing Order.

         FISCAL YEAR - the fiscal year of Parent and its Subsidiaries for accounting and tax purposes, which ends on March 31 of each year.

         FLSA - the Fair Labor Standards Act of 1938.

         FOREIGN SUBSIDIARY - any Subsidiary which is domiciled in any country other than the United States of America or any of its territories or possessions.

         FULL PAYMENT - full, final and indefeasible payment of all Obligations which are then due and payable in cash or immediately available funds and, in the case of any Obligation that is, at the time in question, contingent, upon Lender's receipt of either cash or a direct pay letter of credit naming Lender as beneficiary and in form and substance, and from an issuing bank, acceptable to Lender, in each case in an amount not less than 105% of each such contingent Obligation.

         GAAP - generally accepted accounting principles and practices in effect in the United States of America from time to time.

         GENERAL INTANGIBLE - shall have the meaning ascribed to the term "general intangible" in the UCC, as such definition may be amended from time to time, and shall include all interests in Intellectual Property.

         GOVERNMENTAL APPROVALS - all authorizations, consents, approvals, licenses and exemptions of, registrations and filings with, and reports to, all Governmental Authorities.

         GOVERNMENTAL AUTHORITY - any federal, state, municipal, national or other governmental department, commission, board, bureau, court, agency or instrumentality or political subdivision thereof or any entity or officer exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any government or any court, in each case whether associated with a state of the United States, the District of Columbia or a foreign entity or government.

         GUARANTORS - all of Borrowers' Subsidiaries which are signatories to the Agreement, and each other Person who guarantees payment or performance of the whole or any part of the Obligations.

         HAZARDOUS MATERIALS - any "waste," "hazardous waste," "industrial waste," "solid waste," "hazardous material," "hazardous substance," "toxic substance," "hazardous material," "pollutant," or "contaminant" as those or similar terms are defined, identified, or regulated under any Environmental Laws; any asbestos, polychlorinated biphenyls, or radon; any petroleum, petroleum hydrocarbons, petroleum products, crude oil and any components, fractions or derivatives thereof; and any substance that, whether by its nature or its use, is subject to regulation under any Environmental Law or results in any Governmental Authority requiring any environmental investigation, remediation, or monitoring thereof.

         INDEMNIFIED AMOUNT - the amount of any loss, cost, expenses or damages suffered or incurred by Indemnitees and against which Obligors have agreed to indemnify such Indemnitees pursuant to the terms of the Agreement or any of the other DIP Financing Documents.

         INDEMNITEE - Lender in its capacity as a lender under the Agreement and its present and future officers, directors and agents, including all Lender Professionals.

         INSOLVENCY PROCEEDING - any action, case or proceeding commenced by or against a Person, or any agreement of such Person, for (a) the entry of an order for relief under any chapter of the Bankruptcy Code or other insolvency or debt adjustment law (whether state, federal or foreign), (b) the appointment of a receiver, trustee, liquidator or other custodian for such Person or any part of its Property, (c) an assignment or trust mortgage for the benefit of creditors of such Person, or (d) the liquidation, dissolution or winding up of the affairs of such Person.

         INSTRUMENT - shall have the meaning ascribed to the term "instrument" in the UCC, as such definition may be amended from time to time.

         INTELLECTUAL PROPERTY - means all United States and foreign (i) patents, patent applications, utility models or statutory invention registrations (whether or not filed), and invention disclosures; (ii) trademarks, service marks, logos, designs, trade names, trade dress, domain names and corporate names and registrations and applications for registration thereof (whether or not filed) and the goodwill associated therewith; (iii) copyrights, whether registered or unregistered, and registrations and applications for registration thereof (whether or not filed) and other works or authorship, whether or not published; (iv) trade secrets, proprietary information, formulas, inventions, know-how, procedures, customer lists, supplier lists, manufacturer lists, manufacturing and production processes and techniques, manuals, formulas, hardware, software, firmware, databases; and (v) moral rights relating to any of the foregoing.

         INTERIM FINANCING ORDER - an order that is entered by the Court pursuant to Section 364 of the Bankruptcy Code and Bankruptcy Rule 4001(c), which is in form and substance satisfactory to Lender, which authorizes Borrowers to incur (and the Guarantors to guarantee), during the Interim Period, post-petition secured and superpriority Debt under the DIP Facility in accordance with the DIP Financing Documents.

         INTERIM PERIOD - the period commencing upon entry of the Interim Financing Order and ending on the entry of the Final Financing Order.

         INVENTORY - shall have the meaning ascribed to "inventory" in the UCC, as such definition may be amended from time to time including, in the case of any Obligor: (a) all goods intended for sale or lease by such Obligor, or for display or demonstration; (b) all work in process; (c) all raw materials and other materials and supplies of every nature and description used or which might be used in connection with the manufacture, printing, packing, shipping, advertising, selling, leasing or furnishing of such goods or otherwise used or consumed in such Obligor's business; and (d) all Documents evidencing any General Intangibles relating to any of the foregoing, whether now owned or hereafter acquired by such Obligor.

         INVESTMENT PROPERTY - shall have the meaning ascribed to "investment property" in the UCC, as such definition may be amended from time to time.

         LENDER - BMC Software, Inc. and any other Person who may from time to time become a "LENDER" under the Agreement, and their respective successors and permitted assigns.

         LENDER PROFESSIONALS - attorneys, accountants, appraisers, business valuation experts, environmental engineers or consultants, turnaround consultants and other professionals or experts retained by Lender.

         LIBOR LOAN - a Post-Petition Loan which bears interest based on the applicable LIBOR Rate.

         LIBOR RATE - with respect to any LIBOR Loan, the 90-day London interbank offered rate as published in The Wall Street Journal, Eastern Edition, on the Business Day next succeeding the date on which Lender receives a notice of Borrowing requesting such LIBOR Loan.

         LIEN - any interest in Property securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on common law, statute or contract. The term "LIEN" shall also include reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting Property. For the purpose of the Agreement, an Obligor shall be deemed to be the owner of any Property which it has acquired or holds subject to a conditional sale agreement or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person for security purposes.

         MATERIAL ADVERSE EFFECT - the effect of any event, condition, act, omission or circumstance, which, alone or when taken together with other events, conditions, acts, omissions or circumstances occurring or existing concurrently therewith: (a) has, or could reasonably be expected to have, a material adverse effect upon the business, operations, Properties, assets, liabilities, obligations, or condition (financial or otherwise) of Parent, Company or Borrowers and the Subsidiaries taken as a whole; (b) has or may be reasonably expected to have any material adverse effect whatsoever upon the validity or enforceability of the Agreement or any of the other DIP Financing Documents; (c) has any material adverse effect upon the value of the whole or any material part of the Collateral, the Liens of Lender with respect to the Collateral or the priority of any such Liens; (d) materially impairs the ability of any Obligor to perform its obligations under the Agreement or any of the other DIP Financing Documents, including repayment of any of the Obligations when due; or
(e) materially impairs the ability of Lender to enforce or collect the Obligations or realize upon any of the Collateral in accordance with the DIP Financing Documents and Applicable Law; provided; however, that in no event shall any of the following, alone or in combination, be deemed to constitute, nor shall any of the following be taken into account in determining whether there has been, a Material Adverse Effect: (i) any change resulting from compliance with the terms and conditions of the Acquisition Documents (as defined in the Acquisition Agreement); (ii) any change in the listing status, stock price or trading volume of shares of Parent, or any failure by Company to meet internal projections or forecasts or published revenue or earnings projections (but not any change or effect underlying such change or failure to the extent such change or effect would otherwise constitute a Material Adverse Effect); (iii) any change or effect that results or arises from changes affecting the industry in which Company operates generally or the United States economy generally and not specifically relating to or having the effect of specifically relating to or having a materially disproportionate effect (relative to most other industry participants) on Company; or (iv) any loss of employees or any cancellation or deferral of any contract, including any product or service orders by customers, as a result of the announcement or pendency of the transactions contemplated by the Acquisition Agreement including the Chapter 11 Cases.

         MATERIAL CONTRACT - any agreement to which any Obligor is a party and which, if terminated or breached, could reasonably be expected to have a Material Adverse Effect.

         MAXIMUM RATE - the maximum non-usurious rate of interest permitted by Applicable Law that at any time, or from time to time, may be contracted for, taken, reserved, charged or received on the Debt in question or, to the extent that at any time Applicable Law may thereafter permit a higher maximum non-usurious rate of interest, then such higher rate. Notwithstanding any other provision hereof, the Maximum Rate shall be calculated on a daily basis (computed on the actual number of days elapsed over a year of 365 or 366 days, as the case may be).

         MONEY BORROWED - as applied to any Person, (a) Debt arising from the lending of money by any other Person to such Person; (b) Debt, whether or not in any such case arising from the lending of money by another Person to such Person, (i) which is represented by notes payable or drafts accepted that evidence extensions of credit, (ii) which constitutes obligations evidenced by bonds, debentures, notes or similar instruments, or (iii) upon which interest charges are customarily paid (other than accounts payable) or that was issued or assumed as full or partial payment for Property; (c) Debt that constitutes a Capitalized Lease Obligation; (d) reimbursement obligations with respect to letters of credit or guaranties of letters of credit and (e) Debt of such Person under any guaranty of obligations that would constitute Debt for Money Borrowed under clauses (i) through (iii) hereof, if owed directly by such Person.

         MOODY'S - Moody's Investors Services, Inc.

         MULTIEMPLOYER PLAN - has the meaning set forth in Section 4001(a)(3) of ERISA.

         NET PROCEEDS - proceeds (including cash receivable (when received) by way of deferred payment) received by an Obligor from the sale, lease, transfer or other disposition of any

Property, including insurance proceeds and awards of compensation received with respect to the destruction or condemnation of all or part of such Property, net of: (a) the reasonable and customary costs of such sale, lease, transfer or other disposition; and (b) amounts applied to repayment of Debt (other than the Obligations) secured by a Permitted Lien on the Property disposed of that is senior to Lender's Liens.

         NOTES - the DIP Note and any other promissory note executed by Borrowers at Lender's request to evidence any of the Obligations.

         NOTICE OF BORROWING - as defined in Section 3.1(a)(i) of the Agreement.

         OBLIGATIONS - in each case, whether now in existence or hereafter arising, (a) the principal of, and interest on, the Post-Petition Loans; and (b) all other Debts, covenants, duties and obligations (including Contingent Obligations) now or at any time or times hereafter owing by any Obligor to Lender under or pursuant to the Agreement or any of the other DIP Financing Documents, whether evidenced by any note or other writing, whether arising from any extension of credit, opening of a letter of credit, acceptance, loan, guaranty, indemnification or otherwise and whether direct or indirect, absolute or contingent, due or to become due, primary or secondary, or joint or several, including all interest, charges, expenses, fees or other sums (including Extraordinary Expenses) chargeable to any or all Obligors hereunder or under any of the other DIP Financing Documents.

         OBLIGOR - Borrowers, each Guarantor, and any other Person that is at any time liable for the payment of the whole or any part of the Obligations or that has granted in favor of Lender a Lien upon any of any of such Person's assets to secure payment of any of the Obligations.

         ORDINARY COURSE OF BUSINESS - with respect to any Person, the ordinary course of such Person's business, as conducted by such Person in accordance with past practices and undertaken by such Person in good faith and not for the purpose of evading any covenant or restriction in any DIP Financing Document.

         ORGANIZATION DOCUMENTS - with respect to any Person, its charter, certificate or articles of incorporation, bylaws, articles of organization, operating agreement, members agreement, partnership agreement, voting trust, or similar agreement or instrument governing the formation or operation of such Person.

         OSHA - the Occupational Safety and Hazard Act of 1970.

         PARENT - Peregrine Systems, Inc., a Delaware corporation

         PARTICIPANT - as defined in Section 12.2(a).

         PAYMENT ITEMS - all checks, drafts, or other items of payment payable to any Obligor, including proceeds of any of the Collateral.

         PERMITTED CONTINGENT OBLIGATIONS - Contingent Obligations arising from endorsements for collection or deposit in the Ordinary Course of Business; Contingent Obligations of Borrowers and their Subsidiaries existing as of the Closing Date, including extensions and renewals thereof that do not increase the amount of such Contingent Obligations as of the date of such extension or renewal; Contingent Obligations incurred in the Ordinary Course of Business with respect to surety bonds, appeal bonds, performance bonds and other similar obligations.

         PERMITTED LIENS - any Lien of a kind specified in Section 9.2(b) of the Agreement.

         PERMITTED PURCHASE MONEY DEBT - Purchase Money Debt of Borrowers and their Subsidiaries which is incurred after the date of the Agreement and which is secured by no Lien or only by a Purchase Money Lien, provided that the aggregate amount of Purchase Money Debt incurred after the date of the Agreement does not exceed $100,000 and the incurrence of such Purchase Money Debt does not violate any limitation in the DIP Financing Documents regarding Capital Expenditures. For the purposes of this definition, the principal amount of any Purchase Money Debt consisting of capitalized leases shall be computed as a Capitalized Lease Obligation.

         PERSON - an individual, partnership, corporation, limited liability company, limited liability partnership, joint stock company, land trust, business trust, or unincorporated organization, or a Governmental Authority.

         PETITION DATE - September 22, 2002.

         PLAN - an employee benefit plan now or hereafter maintained for employees of an Obligor that is covered by Title IV of ERISA.

         PLEDGED SECURITIES - all Equity Interests owned by any Obligor in any Person.

         POST-PETITION LOAN - a Loan made by Lender as provided in Section 1.1 of the Agreement.

         PRE-PETITION EMERGENCY LOAN - the term loan in the current principal amount of $3,500,000 made by Lender to Parent for emergency purposes on September 20, 2002.

         PRE-PETITION TERM LOAN - the term loan in the current principal amount of $37,000,000 made by Ableco Finance LLC to Parent pursuant to a Loan and Security Agreement dated June 12, 2002, as amended.

         PROFESSIONAL EXPENSES - the fees and reimbursable expenses of a Professional Person.

         PROFESSIONAL PERSON - a Person who is an attorney, accountant, appraiser, auctioneer or other professional person and who is retained, with Court approval, by (a) any Borrower pursuant to Section 327 of the Bankruptcy Code or (b) a Committee pursuant to Section 1103(a) of the Code.

         PROPERLY CONTESTED - in the case of any Debt of an Obligor (including any Taxes) that is not paid as and when due or payable by reason of such Obligor's bona fide dispute concerning its liability to pay same or concerning the amount thereof: (a) such Debt is being properly contested in good faith by appropriate proceedings promptly instituted and diligently conducted; (b) such Obligor has established appropriate reserves as shall be required in conformity with GAAP;

(c) the non-payment of such Debt will not have a Material Adverse Effect and will not result in a forfeiture of any assets of such Obligor; (d) no Lien is imposed upon any of such Obligor's assets with respect to such Debt unless the applicable Lien is at all times junior and subordinate in priority to the Liens in favor of Lender (except only with respect to property taxes that have priority as a matter of applicable state law) and enforcement of such Lien is stayed during the period prior to the final resolution or disposition of such dispute; (e) if the Debt results from, or is determined by the entry, rendition or issuance against an Obligor or any of its assets of a judgment, writ, order or decree, enforcement of such judgment, writ, order or decree is stayed pending a timely appeal or other judicial review; and (f) if such contest is abandoned, settled or determined adversely (in whole or in part) to such Obligor, such Obligor forthwith pays such Debt and all penalties, interest and other amounts due in connection therewith.

         PROPERTY - any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

         PURCHASE MONEY DEBT - means and includes (a) Debt (other than the Obligations) for the payment of all or any part of the purchase price of any fixed assets, (b) any Debt (other than the Obligations) incurred at the time of or within 10 days prior to or after the acquisition of any fixed assets for the purpose of financing all or any part of the purchase price thereof, and (c) any renewals, extensions or refinancings thereof, but not any increases in the principal amounts thereof outstanding at the time.

         PURCHASE MONEY LIEN - a Lien upon fixed assets which secures Purchase Money Debt, but only if such Lien shall at all times be confined solely to the fixed assets acquired through the incurrence of the Purchase Money Debt secured by such Lien and such Lien constitutes a purchase money security interest under the UCC.

         REAL PROPERTY - all of those plots, pieces or parcels of land now owned, leased or hereafter acquired or leased by any Obligor (the "LAND"), wherever located, together with the right, title and interest of such Obligor, if any, in and to the streets, the land lying in the bed of any streets, roads or avenues, opened or proposed, the air space and development rights pertaining to the Land and the right to use such air space and development rights, all rights-of-way, privileges, tenements, hereditaments and appurtenances belonging or in any way appertaining thereto, all fixtures, all easements now or hereafter benefiting the Land and all royalties and rights appertaining to the use and enjoyment of the Land, including all alley, vault, drainage, mineral, water, oil and gas rights, together with all of the buildings and other improvements now or hereafter erected on the Land, and any fixtures appurtenant thereto.

         REORGANIZATION PLAN - a plan of reorganization proposed by any Borrower or any other Person (including Lender) in its Chapter 11 Case.

         REPORTABLE EVENT - any of the events set forth in Section 4043(b) of ERISA.

         RESTRICTED INVESTMENT - a loan, advance, capital contribution, subscription or other investment, except the following: (a) investments in Subsidiaries of Borrowers; and (b) Cash Equivalents.

         S&P - Standard & Poor's Ratings Group, a division of McGraw-Hill, Inc.

         SEC - the Securities Exchange Commission.

         SECURITY - shall have the same meaning as in Section 2(1) of the Securities Act of 1933.

         SECURITY DOCUMENTS - any and all other instruments and agreements now or at any time hereafter securing the whole or any part of the Obligations.

         SENIOR OFFICER - the chairman of the board of directors, the president, or the chief financial officer of, or in-house legal counsel to, each Borrower.

         SUBSIDIARY - any Person a majority of the Equity Interests of which is at the time owned, directly or indirectly, by another Person or by one or more other Subsidiaries or by such other Person and one or more other Subsidiaries.

         TAX REFUND - any refund of Taxes received by any Borrower or any Subsidiary from any Governmental Authority.

         TAXES - any present or future taxes (including value added taxes), levies, imposts, duties, fees, assessments, deductions, withholdings or other charges of whatever nature, including income, receipts, excise, property, sales, use, transfer, license, payroll, withholding, social security and franchise taxes now or hereafter imposed or levied by the United States, or any state, local or foreign government or by any department, agency or other political subdivision or taxing authority thereof or therein and all interest, penalties, additions to tax and similar liabilities with respect thereto, but excluding, in the case of each Lender, taxes imposed on or measured by the net income or overall gross receipts of such Lender.

         TRANSFEREE - as defined in Section 12.3(c) of the Agreement.

         UCC - the Uniform Commercial Code (or any successor statute) as adopted and in force in the State of Delaware or, when the laws of any other state govern the method or manner of the creation or perfection of any security interest in any of the Collateral, the Uniform Commercial Code (or any successor statute) of such state.

         ACCOUNTING TERMS. Unless otherwise specified herein, all terms of an accounting character used in the Agreement shall be interpreted, all accounting determinations under the Agreement shall be made, and all financial statements required to be delivered under the Agreement shall be prepared in accordance with GAAP, applied on a basis consistent with the most recent audited consolidated financial statement of Parent and its Subsidiaries heretofore delivered to Lender and using the same method for inventory valuation as used in such audited financial statements, except for any change in which Parent's independent public accountants concur or as required by GAAP unless (a) Parent shall have objected to determining such compliance on such basis at the time of delivery of such financial statements or (b) Lender shall so object in writing within 30 days after the delivery of such financial statements, in either of which events such calculations shall be made on a basis consistent with those used in the preparation of the latest financial statements as to which such objection shall not have been made. In the event of any change in GAAP that occurs after the date of the Agreement and that is material to Borrowers, Lender shall the right to require either that conforming adjustments be made to any financial covenants set forth in the Agreement, or the components thereof, that are affected by such change or that Borrowers report their financial condition based on GAAP as in effect immediately prior to the occurrence of such change.

         OTHER TERMS. All other terms contained in the Agreement shall have, when the context so indicates, the meanings provided for by the UCC to the extent the same are used or defined therein.

         CERTAIN MATTERS OF CONSTRUCTION. The terms "herein," "hereof" and "hereunder" and other words of similar import refer to the Agreement as a whole and not to any particular section, paragraph or subdivision. Any pronoun used shall be deemed to cover all genders. In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding." The section titles, table of contents and list of exhibits appear as a matter of convenience only and shall not affect the interpretation of the Agreement. All references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations; to any of the DIP Financing Documents shall include any and all amendment or modifications thereto and any and all restatements, extensions or renewals thereof; to any Person shall mean and include the successors and permitted assigns of such Person; to "including" and "include" shall be understood to mean "including, without limitation;" to the time of day shall mean the time of day on the day in question in Houston, Texas, unless otherwise expressly provided in the Agreement; and to any Property of an Obligor shall mean and include all Property of such Obligor's Estate. A Default or an Event of Default shall be deemed to exist at all times during the period commencing on the date that such Default or Event of Default occurs to the date on which such Default or Event of Default is waived in writing pursuant to this Agreement or, in the case of a Default, is cured within any period of cure expressly provided in this Agreement; and an Event of Default shall "continue" or be "continuing" until such Event of Default has been waived in writing by Lender.

            [The remainder of this page is intentionally left blank.]

                                    EXHIBIT A

                                FORM OF DIP NOTE

U.S. $_____________                                        September _____, 2002


         FOR VALUE RECEIVED, the undersigned PEREGRINE SYSTEMS, INC., a Delaware corporation, and PEREGRINE REMEDY, INC., a Delaware corporation (collectively, "BORROWERS"), hereby unconditionally jointly and severally promise to pay to the order of BMC SOFTWARE, INC., a Delaware corporation (herein, together with any subsequent holder hereof, called the "LENDER"), on or prior to December 31, 2002, the principal sum of ________________________ AND 00/100 DOLLARS
($__________), or such lesser sum as may constitute the outstanding principal amount of all Post-Petition Loans pursuant to the terms of the Credit Agreement referred to below. Borrowers likewise unconditionally jointly and severally promise to pay to Lender interest from and after the date hereof on the outstanding principal amount of Post-Petition Loans at such interest rates, payable at such times, and computed in such manner as are specified in the Credit Agreement, in strict accordance with the terms thereof.

         This Note ("NOTE") is issued pursuant to, and is the "DIP Note" referred to in, the Debtor in Possession Credit Agreement dated September ___, 2002 among Borrowers, certain subsidiaries of Borrowers parties thereto and Lender (as the same may be amended from time to time, the "CREDIT AGREEMENT"), and Lender is and shall be entitled to all benefits thereof and of all DIP Financing Documents executed and delivered in connection therewith. The provisions of the Credit Agreement are incorporated herein by this reference. All capitalized terms used herein, unless otherwise defined herein, shall have the meanings ascribed to such terms in the Credit Agreement.

         The repayment of the principal balance of this Note is subject to the provisions of Section 4.7 and Section 5.2(c) of the Credit Agreement. The entire unpaid principal balance and all accrued interest on this Note shall be due and payable immediately upon the termination of the Commitment as set forth in
Section 5.2(c) of the Credit Agreement.

         All payments of principal and interest shall be made in Dollars in immediately available funds as specified in the Credit Agreement.

         Upon or after the occurrence of an Event of Default and for so long as such Event of Default exists, the principal balance and all accrued interest of this Note may be declared due and payable in the manner and with the effect provided in the Credit Agreement, and the unpaid principal balance hereof shall bear interest at the Default Rate as provided in Section 2.1(c) of the Credit Agreement. Borrowers jointly and severally agree to pay, and save Lender harmless against, any liability for the payment of, all costs and expenses, including, but not limited to, reasonable attorneys' fees, arising in connection with the enforcement by Lender of any of its rights under this Note, the Credit Agreement or any of the other DIP Financing Documents.



                               Exhibit A - Page 1

         All principal amounts of Post-Petition Loans made by Lender to Borrowers pursuant to the Credit Agreement, and all accrued and unpaid interest thereon, shall be deemed outstanding under this Note and shall continue to be owing by Borrowers in accordance with the terms of this Note and the Credit Agreement.

         In no contingency or event whatsoever, whether by reason of advancement of the proceeds hereof or otherwise, shall the amount paid or agreed to be paid to Lender for the use, forbearance or detention of money advanced hereunder exceed the highest lawful rate permissible under any law which a court of competent jurisdiction may deem applicable hereto; and, in the event of any such payment inadvertently paid by Borrowers or inadvertently received by Lender, such excess sum shall be, at Borrowers' option, returned to Borrowers forthwith or credited as a payment of principal, but shall not be applied to the payment of interest. It is the intent hereof that Borrowers not pay or contract to pay, and that Lender not receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be paid by Borrowers under Applicable Law.

         Time is of the essence of this Note. To the fullest extent permitted by Applicable Law, Borrowers, for themselves and their legal representatives, successors and assigns, expressly waive presentment, demand, protest, notice of dishonor, notice of non-payment, notice of acceleration and intent to accelerate, notice of maturity, notice of protest, presentment for the purpose of accelerating maturity, diligence in collection, and the benefit of any exemption or insolvency laws.

         Wherever possible each provision of this Note shall be interpreted in such a manner as to be effective and valid under Applicable Law, but if any provision of this Note shall be prohibited or invalid under Applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or remaining provisions of this Note. No delay or failure on the part of Lender in the exercise of any right or remedy hereunder shall operate as a waiver thereof, nor as an acquiescence in any default, nor shall any single or partial exercise by Lender of any right or remedy preclude any other right or remedy. Lender, at its option, may enforce its rights against any Collateral securing this Note without enforcing its rights against Borrowers, any guarantor of the indebtedness evidenced hereby or any other property or indebtedness due or to become due to Borrowers. Borrowers agree that, without releasing or impairing Borrowers' liability hereunder, Lender may at any time release, surrender, substitute or exchange any Collateral securing this Note and may at any time release any party primarily or secondarily liable for the indebtedness evidenced by this Note.

         The rights and obligations of Lender and Borrowers hereunder shall be construed in accordance with and governed by the laws (without giving effect to the conflict of law principles thereof) of the State of Delaware.



                               Exhibit A - Page 2

         IN WITNESS WHEREOF, Borrowers have caused this Note to be executed and delivered in __________, ___________, by their duly authorized officers on the date first above written.

                                       PEREGRINE SYSTEMS, INC., a Delaware
                                       corporation



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       PEREGRINE REMEDY, INC., a Delaware
                                       corporation



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------



                               Exhibit A - Page 3

                                    EXHIBIT B

                           FORM OF NOTICE OF BORROWING


                           ____________________, 2002

BMC SOFTWARE, INC.

---------------------

---------------------

---------------------

         RE: Debtor in Possession Credit Agreement dated September _____, 2002, by and among PEREGRINE SYSTEMS, INC. and PEREGRINE REMEDY, INC. (collectively, "BORROWERS"), certain subsidiaries of Borrowers parties thereto, and BMC SOFTWARE, INC. (as at any time amended, the "CREDIT AGREEMENT")

Ladies and Gentlemen:

         This Notice of Borrowing is delivered to you pursuant to Section 3.1(a)(i) of the Credit Agreement. Unless otherwise defined herein, capitalized terms used herein shall have the meanings attributable thereto in the Credit Agreement. Borrowers hereby request a Post-Petition Loan in the principal amount of $__________ bearing interest at the [Base Rate/LIBOR Rate] (please indicate which rate) to be made on ____________, 2002, and to be used for the following purposes:

         [SPECIFY PROPOSED USE OF PROCEEDS]



         Borrowers hereby certifies that all representations and warranties contained in the Credit Agreement are true and correct in all material respects as of the date hereof, and no Default or Event of Default exists on the date hereof. Borrowers hereby ratify and reaffirm all of the DIP Financing Documents and all Obligations arising thereunder.

         IN WITNESS WHEREOF, Borrowers have caused this Notice of Borrowing to be executed and delivered this ______ day of ____________, 2002.

                                       BORROWERS

                                       PEREGRINE SYSTEMS, INC.


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                       PEREGRINE REMEDY, INC.


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------



                               Exhibit B - Page 1

                                  SCHEDULE 7.1



                             LOCATION OF COLLATERAL



                         [To be provided by Borrowers.]



                              Schedule 7.1 - Page 1

                                 SCHEDULE 8.1(o)



                               PLEDGED SECURITIES



                         [To be provided by Borrowers.]



                            Schedule 8.1(o) - Page 1

                                 SCHEDULE 8.1(q)



                            SUBSIDIARIES OF BORROWERS



                         [To be provided by Borrowers.]



                            Schedule 8.1(q) - Page 1

                                 SCHEDULE 9.2(b)

                                      LIENS



1. Liens under that certain Loan and Security Agreement by and among Peregrine Systems, Inc., Borrower Subsidiaries, Foothill Capital Corporation, as the Arranger and Administrative Agent, and signatory Lenders, dated as of June 12, 2002, as amended, modified or supplemented from time to time [Liens to be released and discharged upon payment of the Pre-Petition Term Loan, as contemplated under the Debtor In Possession Credit Agreement]

2. Liens on those accounts and related rights to payment (and proceeds thereof) purchased prior to June 1, 2002 by (i) Silicon Valley Bank pursuant to the terms of the SVB Account Receivables Purchase Agreement and listed on Schedule A attached hereto; (ii) Wells Fargo HSBC Trade Bank, N.A. pursuant to the terms of the Wells Receivables Purchase Agreements and listed on Schedule B attached hereto; and (iii) Fleet Business Credit LLC pursuant to the terms of the Fleet Receivables Purchase Agreements and listed on Schedule C attached hereto; provided that such liens have been perfected by duly filed financing statements and excluding, however, Ongoing Maintenance Accounts and all IBM/SOW Accounts (other than the IBM/SOW Account owing from IBM with respect to the Florida Power and Light receivable arising on or about April 9,
         2002) to the extent that such IBM/SOW Accounts secure payments received from and after August 1, 2002, in an aggregate amount in excess of $2,374,857.87. Capitalized terms not defined in this paragraph are as defined in that certain Intercreditor Agreement dated August 26, 2002 by and among Foothill Capital Corporation, as the Arranger and Administrative Agent, Ableco Finance LLC, Fleet Business Credit LLC, Wells Fargo HSBC Trade Bank, N.A., Silicon Valley Bank, Peregrine Systems, Inc. and certain of its subsidiaries.

3. Liens under financing statements or similar filings made by lessors under any equipment or capital leases or rental agreements with respect to such equipment or leased or rented property.



                            Schedule 9.2(b) - Page 1